UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020—October 31, 2021

Item 1: Reports to Shareholders

Annual Report  |  October 31, 2021
Vanguard International Value Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard International Value Fund returned 36.91%, ahead of the 29.66% return of its benchmark.
•	During the period, the global economy continued to recover from the sharp pandemic-induced contraction of spring 2020. Countries that were more successful in containing the coronavirus, whether through vaccinations, lockdowns, or both, generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Even amid concerns late in the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, climbed 43.90%. Value stocks outperformed growth, and mid- and -small-capitalization stocks outperformed large-caps.
•	Of the fund’s 11 sectors, the advisors’ selections in consumer discretionary, industrial, and communication services stocks helped relative performance the most. Holdings in information technology detracted.
•	Emerging markets, led by China, added most to relative performance. Holdings in European stocks, especially companies based in the U.K. (the fund’s largest market), generally turned in strong results, although France and Germany detracted from performance. Pacific stocks were broadly positive; Hong Kong and Australia detracted slightly.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

Advisors’ Report
For the 12 months ended October 31, 2021, Vanguard International Value Fund returned 36.91%. It outperformed its benchmark, the MSCI ACWI ex USA Index, which returned 29.66%.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2021.
Lazard Asset Management LLC
Portfolio Managers:
Michael G. Fry, Managing Director
Michael A. Bennett, CPA,
Managing Director
Low-quality value stocks spiked after the November 2020 Pfizer announcement of a coronavirus vaccine. While value and quality stocks did well in March as extreme headwinds faded briefly, growth headwinds returned in the second quarter of 2021 as recovery hopes were delayed. The two extremes, neither of which favor our relative value philosophy, canceled each other out. Style influence has been significant since the fourth quarter of 2020.
Our strategy tends to perform best when markets are broad rather than dominated by a single theme. As stock pickers who look at the relative value of the companies we invest in, we face a particular challenge when the market has a strong preference for either expensive growth stocks or cheap stocks with low returns on equity.
Stock selection within communication services hurt relative returns, as did an overweight allocation to the underperforming sector. Shares of Autohome, an online retail destination for auto consumers in China, initially declined on fears of increasing competition amid continued increasing regulatory oversight of the Chinese government. We took advantage of the initial weakness in the stock and the company’s inexpensive valuation to add to our position. We maintain our conviction that Autohome can structurally grow and that the firm will maintain its 40% profit margin and high return on invested capital.
Our selection in the utilities sector, by contrast, helped returns. One of the few stocks in China left unaffected by concerns about economic growth and the government’s increasing regulatory oversight, China Longyuan outperformed on a better-than-expected earnings report.

2

The company designs, constructs, and manages wind farms and controls approximately 8% of the wind market in China. It is targeting aggressive capacity expansion as it aims to hit China’s new 2060 net-zero carbon emissions targets.
We believe a relative value phase is trying to emerge as extremes fade and market leadership broadens, similar to what we experienced for several years after the global financial crisis. As we head toward late 2021, we feel our portfolio is positioned to take advantage of a reopening in the global economy and a return to a more discerning market environment, one where the actual performance of a company drives its share price.
Sprucegrove Investment Management Ltd.
Portfolio Managers:
Arjun Kumar, CFA,
Managing Director
Co-Lead of International Equities
Shirley Woo, CFA, Managing Director
Co-Lead of International Equities
The first eight months of the fiscal year were marked by optimism for an eventual “return to normal” across economies, thanks to the successful development of COVID vaccines announced in the fourth quarter of 2020.
Since May 2021, however, the underlying dynamics have shifted amid concern that economic growth may be losing momentum while the rise in inflation could be longer lasting. Several factors weighed on the market, including the reemergence of COVID-19 concerns, an increase in corporate profit warnings driven by supply chain bottlenecks and rising input costs, fears of waning fiscal stimulus, China’s regulatory crackdown, and the potential for financial contagion risk associated with troubled property developer Evergrande.
Consumer discretionary and industrial holdings drove our portfolio’s outperformance, as these sectors benefited from the broader reopening of economies. These gains were partially offset by our underweight position in financials, one of the best-performing sectors. From a regional perspective, emerging markets was a meaningful contributor, mainly because of our underweight position to China and the strong performance of several of our Indian holdings.
Our bottom-up, fundamentals-driven approach has been consistently applied over the decades, as we continue to focus on constructing portfolios of quality companies at attractive valuations. Over the past year, we have added new names to the portfolio and augmented several positions as opportunities presented themselves.
At the end of the period, the portfolio held higher-quality, lower-risk (as gauged by financial leverage) securities compared with the benchmark, and was attractively valued. These characteristics are critical to
3

our quest to achieve superior investment returns through a full market cycle.
ARGA Investment Management, LP
Portfolio Managers:
A. Rama Krishna, CFA, Founder and
Chief Investment Officer
Steven Morrow, CFA, Director of Research
International equites rose sharply during the 12 months as markets recovered from 2020 pandemic lows. Fear and uncertainty eased on improving global economies and company fundamentals. Equity valuations rebounded, especially for many companies where temporary stress hid longer-term prospects. These rebounds led to a reversal of the value-versus-growth dynamic, with value stocks strongly outperforming their growth counterparts.
Our valuation discipline took advantage of the stock-price anomalies that crises often create, and consistent adherence to our valuation process boosted the portfolio’s results.
Key to that process was research, including integration of environmental, social, and governance (ESG) factors. In the depths of the crisis, our research uncovered many severely discounted stocks of companies with strong franchises and solid balance sheets. Fundamental research provided conviction in the long-term earning power of many of these companies, allowing us to initiate positions at attractive prices. Research also provided confidence to hold positions we deemed significantly undervalued relative to long-term prospects. This process created a diverse investment set that resulted in positive performance contributions by 10 out of 11 sectors.
The current portfolio embeds opportunities that have emerged at various stages of the pandemic—all displaying significant equity undervaluation relative to long-term potential. Opportunities are often company-specific, spanning sectors and geographies. Areas of concentrated undervaluation include: (1) aerospace, airline, and other travel holdings, poised to benefit from travel recovery; (2) Chinese internet companies, reeling from investor overreaction to regulatory risk but evidencing sustainably strong cash flows; (3) Macau gaming companies, where profits should rebound as visitations recover for leaders in the growing mass segment; and (4) European banks, which should benefit from an improving macro environment, cost cuts, rationalization, consolidation, and rate normalization.
Outside the U.S., valuation spreads between value and growth stocks remain wide. Historically, high spreads signal subsequent value outperformance. Fundamental research underscores this opportunity, suggesting value stocks in the portfolio are poised to generate strong returns.
4

Vanguard International Value Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	5,926	The advisor uses a research-driven, bottom-up, relative-value approach in selecting stocks. The goal is to identify individual stocks that offer an appropriate trade-off between low relative valuation and high financial productivity.
Sprucegrove Investment Management Ltd.	34	5,129	The advisor employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price/earnings ratios. In-depth fundamental research on industries and companies is central to this investment process.
ARGA Investment Management, LP	25	3,777	The advisor invests in deeply undervalued securities with long-term upside. Its valuation discipline is based on fundamental research and present value, with full integration of ESG risks and opportunities.
Cash Investments	2	387	These short-term reserves are invested by Vanguard in equity index products to simulate investments in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended October 31, 2021
International Value Fund	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,004.40	$1.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.84
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

International Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Value Fund	36.91%	9.42%	7.07%	$19,799
MSCI All Country World Index ex USA	29.66	9.77	6.66	19,057
See Financial Highlights for dividend and capital gains information.
8

International Value Fund
Fund Allocation
As of October 31, 2021

United Kingdom	17.0%
Japan	10.9
France	8.9
Switzerland	6.3
China	6.2
Germany	6.1
India	5.1
Netherlands	4.8
South Korea	4.7
United States	4.5
Hong Kong	3.5
Canada	3.1
Brazil	2.5
Indonesia	2.1
Singapore	1.9
Italy	1.7
Norway	1.6
Finland	1.4
Denmark	1.3
Australia	1.2
Ireland	1.2
Other	4.0
The table reflects the fund’s investments, except for short-term investments and derivatives.
9

International Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (93.8%)
Australia (1.2%)
	BHP Group Ltd.	2,304,657	63,302
	National Australia Bank Ltd.	2,401,660	52,217
	QBE Insurance Group Ltd.	4,298,322	38,485
	Adbri Ltd.	9,391,834	21,140
			175,144
Brazil (2.4%)
*	Banco Bradesco SA ADR	39,987,874	139,958
	Ambev SA ADR	37,817,100	111,939
	Lojas Renner SA	8,598,502	49,103
	Banco do Brasil SA	5,775,000	29,162
*	Cia de Saneamento Basico do Estado de Sao Paulo	4,513,900	28,153
			358,315
Canada (2.9%)
	Suncor Energy Inc.	4,630,214	121,779
	Canadian Natural Resources Ltd.	2,689,606	114,313
	Bank of Nova Scotia	819,693	53,741
	Nutrien Ltd.	696,155	48,656
	Saputo Inc.	1,845,849	44,088
	Stella-Jones Inc.	895,700	32,156
	Alimentation Couche-Tard Inc. Class B	851,900	31,953
			446,686
China (5.8%)
*	Alibaba Group Holding Ltd.	12,650,900	260,136
	Tencent Holdings Ltd.	2,093,500	127,347
*	Baidu Inc. ADR	713,636	115,780
	China Longyuan Power Group Corp. Ltd. Class H	39,790,000	93,070
	ENN Energy Holdings Ltd.	4,949,900	85,279
		Shares	Market Value• ($000)
	Ping An Insurance Group Co. of China Ltd. Class H	9,490,000	67,975
*,1	ESR Cayman Ltd.	19,276,200	62,375
	Autohome Inc. ADR	1,113,449	43,814
	Hengan International Group Co. Ltd.	4,912,000	25,670
*	Weibo Corp. ADR	7,012	316
			881,762
Denmark (1.2%)
	Vestas Wind Systems A/S	2,437,919	105,390
	Carlsberg A/S Class B	499,347	82,450
			187,840
Egypt (0.3%)
*	Commercial International Bank Egypt SAE (Registered) GDR	14,185,150	43,979
Finland (1.3%)
	Sampo OYJ Class A	1,573,281	83,638
	Nokian Renkaat OYJ	2,097,700	78,773
*	Nokia OYJ	6,980,867	40,067
			202,478
France (8.4%)
	Air Liquide SA	829,877	138,554
*	Airbus SE	1,067,483	136,939
	Sanofi	1,329,467	133,537
	Engie SA	8,420,891	119,788
	Vinci SA	1,026,137	109,705
	TotalEnergies SE	2,029,452	101,625
	Safran SA	735,893	99,044
	Societe Generale SA	2,459,895	82,170
	Atos SE	1,542,318	80,467
	Pernod Ricard SA	307,226	70,681
	Legrand SA	547,919	59,773
*	Accor SA	1,309,358	46,857
	Publicis Groupe SA	472,470	31,719
	Alstom SA	721,998	25,730
10

International Value Fund
		Shares	Market Value• ($000)
	Thales SA	233,464	21,544
*	Technip Energies NV	1,188,167	18,286
			1,276,419
Germany (5.7%)
	Fresenius Medical Care AG & Co. KGaA	1,538,086	102,174
	Volkswagen AG Preference Shares	438,773	98,474
	Bayerische Motoren Werke AG	960,200	97,015
	BASF SE	1,280,860	92,188
	Henkel AG & Co. KGaA	1,047,180	87,452
	Merck KGaA	365,525	86,383
*	Continental AG	633,519	74,484
	adidas AG	170,396	55,771
	Infineon Technologies AG	1,022,955	47,906
	Jungheinrich AG Preference Shares	773,252	39,214
	MTU Aero Engines AG	145,066	32,312
	SAP SE	173,020	25,055
	FUCHS PETROLUB SE Preference Shares	436,208	20,921
	Fresenius SE & Co. KGaA	182,788	8,308
			867,657
Hong Kong (3.2%)
*	Sands China Ltd.	45,162,000	102,932
*	Melco Resorts & Entertainment Ltd. ADR	8,881,364	96,185
	AIA Group Ltd.	7,167,400	80,325
	Jardine Matheson Holdings Ltd.	1,102,100	64,013
*	Galaxy Entertainment Group Ltd.	6,785,000	36,508
*	Yue Yuen Industrial Holdings Ltd.	16,359,500	34,727
	Hongkong Land Holdings Ltd.	5,995,400	33,108
	CK Asset Holdings Ltd.	3,466,500	21,413
[1]	WH Group Ltd.	16,951,243	11,883
	Xinyi Glass Holdings Ltd.	4,106,000	11,571
			492,665
India (4.8%)
	Zee Entertainment Enterprises Ltd.	34,857,393	140,467
	ICICI Bank Ltd. ADR	6,102,511	129,068
	Housing Development Finance Corp. Ltd.	2,771,240	105,658
	Reliance Industries Ltd.	2,794,101	94,818
	Adani Ports & Special Economic Zone Ltd.	9,949,697	92,293
	Ambuja Cements Ltd.	11,248,619	60,959
	UPL Ltd.	5,487,454	54,402
		Shares	Market Value• ($000)
	GAIL India Ltd.	18,495,776	36,803
	Maruti Suzuki India Ltd.	181,100	18,133
			732,601
Indonesia (2.0%)
	Bank Mandiri Persero Tbk. PT	228,226,600	115,385
	Astra International Tbk. PT	237,360,700	101,095
	Telkom Indonesia Persero Tbk. PT ADR	1,569,111	41,252
	Telkom Indonesia Persero Tbk. PT	79,051,800	21,129
	Selamat Sempurna Tbk. PT	164,317,700	18,443
			297,304
Ireland (1.1%)
*	Ryanair Holdings plc ADR	820,077	93,087
	CRH plc	1,695,125	81,118
			174,205
Israel (0.1%)
*	Check Point Software Technologies Ltd.	92,500	11,063
Italy (1.6%)
	UniCredit SpA	7,615,187	100,668
	Enel SpA	10,658,385	89,230
	Brembo SpA	4,513,767	59,287
			249,185
Japan (10.2%)
	Hitachi Ltd.	2,208,800	127,281
	Denso Corp.	1,543,400	111,889
	Toyota Motor Corp.	6,161,500	108,715
	Shimano Inc.	346,900	96,790
	Nitto Denko Corp.	1,061,900	82,977
	Mitsubishi Electric Corp.	5,823,700	78,209
	Makita Corp.	1,678,300	77,893
	Subaru Corp.	3,941,300	77,308
	ITOCHU Corp.	2,644,600	75,426
	Kubota Corp.	3,364,800	71,680
	Fujitsu Ltd.	367,300	63,480
	Daiwa House Industry Co. Ltd.	1,831,600	60,425
	Ryohin Keikaku Co. Ltd.	2,975,400	58,634
	Daito Trust Construction Co. Ltd.	400,000	49,594
	Suzuki Motor Corp.	1,065,200	47,505
	Komatsu Ltd.	1,620,200	42,435
	Ain Holdings Inc.	695,900	41,075
	Nihon Kohden Corp.	1,270,300	40,420
	Koito Manufacturing Co. Ltd.	679,400	38,548
	Seven & i Holdings Co. Ltd.	913,600	38,357

11

International Value Fund
		Shares	Market Value• ($000)
	Daiwa Securities Group Inc.	6,729,700	37,809
	Nomura Holdings Inc.	7,414,800	35,313
	Taiheiyo Cement Corp.	1,542,500	32,772
	Omron Corp.	295,500	28,260
	FANUC Corp.	84,200	16,640
*	Japan Airlines Co. Ltd.	570,600	12,280
			1,551,715
Mexico (0.6%)
	Grupo Financiero Banorte SAB de CV	13,722,800	86,884
Netherlands (4.5%)
	Koninklijke DSM NV	475,908	103,976
*	AerCap Holdings NV	1,599,553	94,438
	Akzo Nobel NV	800,185	91,955
	Universal Music Group NV	2,943,881	85,469
	Wolters Kluwer NV	730,425	76,489
[1]	ABN AMRO Bank NV	4,225,815	62,152
[2]	Aegon NV	11,416,922	57,910
	SBM Offshore NV	3,345,160	52,814
	Boskalis Westminster	1,215,456	36,250
	Koninklijke Vopak NV	672,450	26,762
			688,215
Norway (1.5%)
	Telenor ASA	3,748,383	59,226
	Yara International ASA	1,098,600	57,416
	Equinor ASA	2,136,989	54,148
	Bakkafrost P/F	347,230	32,120
	TGS ASA	2,341,400	21,594
			224,504
Philippines (0.1%)
	Puregold Price Club Inc.	24,445,700	20,482
Singapore (1.8%)
	United Overseas Bank Ltd.	4,494,100	89,335
	DBS Group Holdings Ltd.	2,864,300	66,933
	Singapore Telecommunications Ltd.	32,195,000	59,729
	Sembcorp Industries Ltd.	21,565,100	32,185
*	SATS Ltd.	7,461,600	23,207
			271,389
South Africa (0.6%)
	Tiger Brands Ltd.	4,147,134	52,499
	Mr Price Group Ltd.	3,454,864	45,088
			97,587
South Korea (4.4%)
	POSCO	654,918	166,108
[1]	Samsung Electronics Co. Ltd. GDR	88,460	132,454
		Shares	Market Value• ($000)
	Samsung Electronics Co. Ltd.	1,783,926	106,809
	SK Hynix Inc.	901,002	79,424
	KB Financial Group Inc.	926,366	44,840
	LG Household & Health Care Ltd.	42,621	42,659
[3]	SK Telecom Co. Ltd.	157,480	41,699
	Hana Financial Group Inc.	984,207	37,951
	Samsung SDS Co. Ltd.	98,576	12,957
			664,901
Spain (0.5%)
[2]	Industria de Diseno Textil SA	2,114,877	76,610
Sweden (0.8%)
	Sandvik AB	3,097,556	78,550
	Boliden AB	1,078,938	38,037
			116,587
Switzerland (5.9%)
	Novartis AG (Registered)	2,089,393	172,819
*	Holcim Ltd.	3,050,795	152,182
	Cie Financiere Richemont SA (Registered)	1,213,774	150,205
	ABB Ltd. (Registered)	4,359,923	144,240
	UBS Group AG (Registered)	4,743,711	86,348
*	ams AG	3,610,895	71,490
	Swatch Group AG	172,170	47,389
	Credit Suisse Group AG (Registered)	3,708,173	38,571
	Adecco Group AG (Registered)	563,472	28,388
			891,632
Taiwan (0.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	5,702,000	120,998
United Kingdom (15.9%)
	RELX plc	5,288,916	163,996
	BP plc	32,198,290	154,259
	Anglo American plc	3,590,551	136,595
*	Compass Group plc	5,174,728	109,811
	Lloyds Banking Group plc	131,900,474	90,270
	IMI plc	3,952,110	88,258
	Ferguson plc	580,278	87,311
	HSBC Holdings plc	14,415,035	86,853
	Smiths Group plc	4,491,600	83,400
	Berkeley Group Holdings plc	1,391,306	82,989
	Tesco plc	22,333,913	82,463
	Royal Dutch Shell plc Class B	3,513,100	80,621

12

International Value Fund
		Shares	Market Value• ($000)
	Unilever plc	1,490,191	79,788
	Prudential plc	3,799,635	77,543
	NatWest Group plc	25,598,209	77,183
	Travis Perkins plc	3,605,173	76,216
	HSBC Holdings plc (XHKG)	12,610,800	75,917
	Weir Group plc	2,919,970	69,264
	Spectris plc	1,311,030	67,455
	Taylor Wimpey plc	31,590,164	66,839
	Barclays plc	22,983,048	63,421
	Johnson Matthey plc	1,649,930	61,667
	Victrex plc	1,919,086	60,011
	BHP Group plc	2,099,850	55,460
*	easyJet plc	6,237,379	53,168
	abrdn plc	14,767,485	51,333
*	Carnival plc	1,920,530	38,767
	Imperial Brands plc	1,818,229	38,367
	British American Tobacco plc	1,002,868	34,884
	Electrocomponents plc	1,917,650	29,504
*	Whitbread plc	653,543	29,238
	Diageo plc	509,580	25,353
	Direct Line Insurance Group plc	5,893,481	23,556
	Pearson plc	1,547,379	12,733
	Wickes Group plc	3,666,180	10,789
			2,425,282
United States (4.2%)
	Aon plc Class A	416,728	133,319
	Accenture plc Class A	333,713	119,733
	Medtronic plc	937,926	112,420
*	Copa Holdings SA Class A	1,107,600	81,918
*	Capri Holdings Ltd.	1,282,834	68,298
*	TechnipFMC plc	5,940,838	43,784
	JBS SA	6,226,700	43,083
	RenaissanceRe Holdings Ltd.	260,654	36,961
			639,516
Total Common Stocks (Cost $11,983,670)			14,273,605
	Shares	Market Value• ($000)
Temporary Cash Investments (6.3%)
Money Market Fund (6.3%)
[4,5] Vanguard Market Liquidity Fund, 0.070%(Cost $961,591)	9,616,444	961,644
Total Investments (100.1%) (Cost $12,945,261)		15,235,249
Other Assets and Liabilities—Net (-0.1%)		(16,078)
Net Assets (100%)		15,219,171
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $268,864,000, representing 1.8% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $32,226,000.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $78,038,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

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International Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2021	2,488	291,046	(561)
MSCI Emerging Market Index	December 2021	1,969	124,244	(2,093)
				(2,654)
See accompanying Notes, which are an integral part of the Financial Statements.
14

International Value Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $11,983,670)	14,273,605
Affiliated Issuers (Cost $961,591)	961,644
Total Investments in Securities	15,235,249
Investment in Vanguard	500
Cash	4,687
Foreign Currency, at Value (Cost $3,657)	3,559
Cash Collateral Pledged—Futures Contracts	21,752
Receivables for Investment Securities Sold	26,776
Receivables for Accrued Income	51,513
Receivables for Capital Shares Issued	23,866
Total Assets	15,367,902
Liabilities
Payables for Investment Securities Purchased	31,297
Collateral for Securities on Loan	78,038
Payables for Capital Shares Redeemed	7,388
Payables to Investment Advisor	5,685
Payables to Vanguard	1,404
Variation Margin Payable—Futures Contracts	3,429
Deferred Foreign Capital Gains Taxes	21,490
Total Liabilities	148,731
Net Assets	15,219,171
At October 31, 2021, net assets consisted of:

Paid-in Capital	12,389,948
Total Distributable Earnings (Loss)	2,829,223
Net Assets	15,219,171

Net Assets
Applicable to 347,818,409 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,219,171
Net Asset Value Per Share	$43.76
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends[1]	390,731
Interest[2]	609
Securities Lending—Net	8,529
Total Income	399,869
Expenses
Investment Advisory Fees—Note B
Basic Fee	22,029
Performance Adjustment	(2,057)
The Vanguard Group—Note C
Management and Administrative	27,170
Marketing and Distribution	781
Custodian Fees	592
Auditing Fees	48
Shareholders’ Reports	171
Trustees’ Fees and Expenses	8
Total Expenses	48,742
Net Investment Income	351,127
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	853,889
Futures Contracts	46,859
Forward Currency Contracts	(42)
Foreign Currencies	(3,275)
Realized Net Gain (Loss)	897,431
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	2,271,975
Futures Contracts	4,152
Foreign Currencies	(691)
Change in Unrealized Appreciation (Depreciation)	2,275,436
Net Increase (Decrease) in Net Assets Resulting from Operations	3,523,994
1	Dividends are net of foreign withholding taxes of $41,973,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $599,000, $9,000, and ($8,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized Gain (Loss) is net of foreign capital gains taxes of $5,361,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $21,490,000.
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	351,127	197,302
Realized Net Gain (Loss)	897,431	(495,757)
Change in Unrealized Appreciation (Depreciation)	2,275,436	(550,940)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,523,994	(849,395)
Distributions
Total Distributions	(189,189)	(308,988)
Capital Share Transactions
Issued	4,442,988	2,047,882
Issued in Lieu of Cash Distributions	173,403	283,820
Redeemed	(2,140,447)	(2,125,218)
Net Increase (Decrease) from Capital Share Transactions	2,475,944	206,484
Total Increase (Decrease)	5,810,749	(951,899)
Net Assets
Beginning of Period	9,408,422	10,360,321
End of Period	15,219,171	9,408,422
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$32.48	$36.63	$35.86	$39.26	$32.30
Investment Operations
Net Investment Income[1]	1.091	.684	1.104	.950	.781
Net Realized and Unrealized Gain (Loss) on Investments	10.824	(3.723)	1.669	(3.607)	6.905
Total from Investment Operations	11.915	(3.039)	2.773	(2.657)	7.686
Distributions
Dividends from Net Investment Income	(.635)	(1.111)	(.943)	(.743)	(.726)
Distributions from Realized Capital Gains	—	—	(1.060)	—	—
Total Distributions	(.635)	(1.111)	(2.003)	(.743)	(.726)
Net Asset Value, End of Period	$43.76	$32.48	$36.63	$35.86	$39.26
Total Return[2]	36.91%	-8.69%	8.48%	-6.95%	24.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,219	$9,408	$10,360	$9,524	$9,964
Ratio of Total Expenses to Average Net Assets[3]	0.36%	0.35%	0.37%	0.38%	0.40%
Ratio of Net Investment Income to Average Net Assets	2.56%	2.05%	3.15%	2.41%	2.21%
Portfolio Turnover Rate	33%	72%	38%	28%	34%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.01%), (0.01%), and 0.00%.
See accompanying Notes, which are an integral part of the Financial Statements.
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International Value Fund
Notes to Financial Statements
Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The
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International Value Fund
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2021, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at October 31, 2021.
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International Value Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
21

International Value Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon applicable net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
B.  The investment advisory firms Lazard Asset Management LLC, ARGA Investment Management, LP, and Sprucegrove Investment Management Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Lazard Asset Management LLC and ARGA Investment Management, LP, are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US for the preceding five years. In accordance with the advisory contract entered into with Sprucegrove Investment Management Ltd., beginning November 1, 2021, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2021, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a decrease of $2,057,000 (0.01%) based on performance.
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International Value Fund
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $500,000, representing less than 0.01% of the fund’s net assets and 0.20% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	1,531,401	—	—	1,531,401
Common Stocks—Other	625,003	12,075,502	41,699	12,742,204
Temporary Cash Investments	961,644	—	—	961,644
Total	3,118,048	12,075,502	41,699	15,235,249

Derivative Financial Instruments
Liabilities
Futures Contracts[1]	2,654	—	—	2,654
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
23

International Value Fund
E.  Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	46,859	—	46,859
Forward Currency Contracts	—	(42)	(42)
Realized Net Gain (Loss) on Derivatives	46,859	(42)	46,817

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	4,152	—	4,152
Forward Currency Contracts	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	4,152	—	4,152
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, corporate actions and tax expense on capital gains were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	14,191
Total Distributable Earnings (Loss)	(14,191)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	579,569
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	2,249,654
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International Value Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	189,189	308,988
Long-Term Capital Gains	—	—
Total	189,189	308,988
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	12,964,540
Gross Unrealized Appreciation	2,904,499
Gross Unrealized Depreciation	(633,790)
Net Unrealized Appreciation (Depreciation)	2,270,709
G.  During the year ended October 31, 2021, the fund purchased $6,550,285,000 of investment securities and sold $4,236,262,000 of investment securities, other than temporary cash investments.
H.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2021 Shares (000)	2020 Shares (000)

Issued	104,505	64,897
Issued in Lieu of Cash Distributions	4,428	7,593
Redeemed	(50,767)	(65,710)
Net Increase (Decrease) in Shares Outstanding	58,166	6,780
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
25

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard International Value Fund
Opinions on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Value Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
26

Special 2021 tax information (unaudited) for Vanguard International Value Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $159,903,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $450,078,000 and foreign taxes paid of $44,316,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q460 122021

Annual Report  |  October 31, 2021
Vanguard Diversified Equity Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard Diversified Equity Fund returned 45.67%, ahead of the 44.32% return of its benchmark, the MSCI US Broad Market Index.
•	The global economy continued to recover from the sharp pandemic-induced contraction in the spring of 2020. Swift and extensive fiscal and monetary support from policymakers has been a key to the rebound. Despite concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent.
•	The Diversified Equity Fund invests in six actively managed Vanguard funds selected to provide broad exposure to all segments of the U.S. equity market. Together, these funds cover the style and capitalization spectrum.
•	Results from the underlying funds ranged from about 38% for the Mid-Cap Growth Fund to about 54% for Vanguard Windsor Fund.
•	For the 10 years ended October 31, 2021, the fund’s average annual return of 16.46% was slightly ahead of the 16.17% result of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended October 31, 2021
Diversified Equity Fund	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,089.90	$1.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.79
The calculations are based on acquired fund fees and expenses for the most recent six-month period. The underlying fund's annualized expense figure for that period is 0.35%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Diversified Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
		Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Diversified Equity Fund	45.67%	20.33%	16.46%	$45,897
MSCI US Broad Market Index	44.32	19.00	16.17	44,758
See Financial Highlights for dividend and capital gains information.
4

Diversified Equity Fund
Underlying Vanguard Funds
As of October 31, 2021
Vanguard U.S. Growth Fund Investor Shares	30.2%
Vanguard Growth and Income Fund Investor Shares	20.1
Vanguard WindsorTM Fund Investor Shares	19.8
Vanguard Windsor II Fund Investor Shares	14.9
Vanguard ExplorerTM Fund Investor Shares	10.0
Vanguard Mid-Cap Growth Fund	5.0
The table reflects the fund's investments, except for short-term investments.
5

Diversified Equity Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard U.S. Growth Fund Investor Shares	11,567,664	893,949
Vanguard Growth and Income Fund Investor Shares	8,431,925	596,559
Vanguard Windsor Fund Investor Shares	22,401,001	587,802
Vanguard Windsor II Fund Investor Shares	9,133,554	442,795
Vanguard Explorer Fund Investor Shares	1,950,419	295,430
Vanguard Mid-Cap Growth Fund	3,813,407	147,655
Total Investment Companies (Cost $1,485,783)		2,964,190
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.070% (Cost $145)	1,450	145
Total Investments (100.0%) (Cost $1,485,928)		2,964,335
Other Assets and Liabilities—Net (0.0%)		1,034
Net Assets (100%)		2,965,369
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
6

Diversified Equity Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value—Affiliated Funds (Cost $1,485,928)	2,964,335
Receivables for Capital Shares Issued	3,129
Total Assets	2,967,464
Liabilities
Payables for Investment Securities Purchased	1,465
Payables for Capital Shares Redeemed	630
Total Liabilities	2,095
Net Assets	2,965,369
At October 31, 2021, net assets consisted of:

Paid-in Capital	1,379,315
Total Distributable Earnings (Loss)	1,586,054
Net Assets	2,965,369

Net Assets
Applicable to 52,574,272 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,965,369
Net Asset Value Per Share	$56.40
See accompanying Notes, which are an integral part of the Financial Statements.
7

Diversified Equity Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Income Distributions Received from Affiliated Funds	19,851
Net Investment Income—Note B	19,851
Realized Net Gain (Loss)
Capital Gain Distributions Received from Affiliated Funds	118,184
Affiliated Funds Sold	8,600
Realized Net Gain (Loss)	126,784
Change in Unrealized Appreciation (Depreciation) from Affiliated Funds	757,953
Net Increase (Decrease) in Net Assets Resulting from Operations	904,588
See accompanying Notes, which are an integral part of the Financial Statements.
8

Diversified Equity Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,851	21,628
Realized Net Gain (Loss)	126,784	114,940
Change in Unrealized Appreciation (Depreciation)	757,953	122,165
Net Increase (Decrease) in Net Assets Resulting from Operations	904,588	258,733
Distributions
Total Distributions	(129,748)	(128,412)
Capital Share Transactions
Issued	591,473	285,583
Issued in Lieu of Cash Distributions	121,380	121,112
Redeemed	(441,166)	(406,693)
Net Increase (Decrease) from Capital Share Transactions	271,687	2
Total Increase (Decrease)	1,046,527	130,323
Net Assets
Beginning of Period	1,918,842	1,788,519
End of Period	2,965,369	1,918,842
See accompanying Notes, which are an integral part of the Financial Statements.
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Diversified Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$40.98	$37.95	$35.88	$35.57	$30.76
Investment Operations
Net Investment Income[1]	.385	.452	.455	.395	.428
Capital Gain Distributions Received[1]	2.294	1.866	3.087	1.686	1.064
Net Realized and Unrealized Gain (Loss) on Investments	15.438	3.447	.575	.206	5.627
Total from Investment Operations	18.117	5.765	4.117	2.287	7.119
Distributions
Dividends from Net Investment Income	(.346)	(.369)	(.383)	(.358)	(.414)
Distributions from Realized Capital Gains	(2.351)	(2.366)	(1.664)	(1.619)	(1.895)
Total Distributions	(2.697)	(2.735)	(2.047)	(1.977)	(2.309)
Net Asset Value, End of Period	$56.40	$40.98	$37.95	$35.88	$35.57
Total Return[2]	45.67%	15.73%	12.82%	6.55%	24.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,965	$1,919	$1,789	$1,709	$1,439
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.35%	0.35%	0.35%	0.36%	0.36%
Ratio of Net Investment Income to Average Net Assets	0.76%	1.19%	1.27%	1.07%	1.31%
Portfolio Turnover Rate	6%	14%	9%	8%	5%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Diversified Equity Fund
Notes to Financial Statements
Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. Stock Funds. Financial Statements and other information about each underlying fund are available on www.vanguard.com.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the
11

Diversified Equity Fund
conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Income and capital gain distributions received are recorded on the ex-dividend date.
Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the fund and all other expenses incurred by the fund during the period ended October 31, 2021, were borne by the underlying Vanguard funds in which the fund invests. The fund's trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.
C.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2021, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
D.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	12,905
Total Distributable Earnings (Loss)	(12,905)
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Diversified Equity Fund
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	11,693
Undistributed Long-Term Gains	95,983
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,478,378
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	31,671	19,336
Long-Term Capital Gains	98,077	109,076
Total	129,748	128,412
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,485,957
Gross Unrealized Appreciation	1,478,407
Gross Unrealized Depreciation	(29)
Net Unrealized Appreciation (Depreciation)	1,478,378
E.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2021 Shares (000)	2020 Shares (000)

Issued	11,844	7,639
Issued in Lieu of Cash Distributions	2,628	3,175
Redeemed	(8,723)	(11,117)
Net Increase (Decrease) in Shares Outstanding	5,749	(303)
13

Diversified Equity Fund
F.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2021 Market Value ($000)
Vanguard Explorer Fund	194,568	33,024	6,882	261	74,459	277	14,718	295,430
Vanguard Growth and Income Fund	383,146	77,501	10,610	694	145,828	6,136	22,749	596,559
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	—	—	145
Vanguard Mid-Cap Growth Fund	97,287	19,451	—	—	30,917	166	6,731	147,655
Vanguard U.S. Growth Fund	565,646	157,314	52,205	3,731	219,463	200	26,318	893,949
Vanguard Windsor Fund	388,336	94,065	63,946	2,880	166,467	8,577	28,059	587,802
Vanguard Windsor II Fund	289,801	40,606	9,465	1,034	120,819	4,495	19,609	442,795
Total	1,918,784	421,961	143,108	8,600	757,953	19,851	118,184	2,964,335
1	Not applicable—purchases and sales are for temporary cash investment purposes.
G.  Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
14

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Diversified Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Diversified Equity Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
15

Special 2021 tax information (unaudited) for Vanguard Diversified Equity Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $107,339,000 as capital gain dividend (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $20,036,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 27.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
16

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. McIsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
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Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6080 122021

Annual Report   |   October 31, 2021
Vanguard Emerging Markets Select Stock Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard Emerging Markets Select Stock Fund returned 23.44%, outpacing the 17.11% return of its benchmark, the FTSE Emerging Index.
•	The global economy continued to recover from the sharp pandemic-induced contraction in the spring of 2020. Countries that were more successful in containing COVID-19—whether through vaccinations, lockdowns, or both—generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Even amid concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent.
•	At the sector level, the fund’s holdings in financial companies (primarily banks) and information technology (particularly semiconductors) contributed to the excess returns. Stock selection in consumer discretionary bolstered the fund’s relative return despite underwhelming absolute returns.
•	At the country level, the fund’s underweight stake in China helped relative performance, as Chinese stocks returned –3% compared with –8% for the benchmark. Shares from Russia and Brazil also contributed to relative returns, but underweight allocations to strong performers Taiwan and India detracted.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

Advisors’ Report
For the 12 months ended October 31, 2021, Vanguard Emerging Markets Select Stock Fund returned 23.44%. Your fund is managed by four independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the accompanying table. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.
These comments were prepared on November 12, 2021.
Wellington Management Company LLP
Portfolio Manager:
Mary Pryshlak, CFA,
Senior Managing Director and
Head of Investment Research
Emerging-market equities rose in U.S. dollar terms over the 12 months, as measured by the FTSE Emerging Index. Eight of the 11 index sectors posted positive returns, led by energy, materials, and information technology. Consumer discretionary, real estate, and communication services were the only sectors to decline.
Our portion of the fund outperformed the index over the period. Strong security selection in IT, industrials, and utilities contributed most to relative results. This was only partly offset by weaker selection in consumer staples. By region, selection in China primarily drove the outperformance, while selection in South Africa and Russia detracted.
Overweight allocations to China Longyuan Power, China’s largest renewable power producer, and Contemporary Amperex, a leading battery manufacturer for electric vehicles and energy storage systems, were the largest relative contributors for the period. An overweighting of Alibaba, a leading e-commerce provider, and an out-of-benchmark position in Yatsen, a China-based provider of beauty products, were key relative detractors.
An eventful summer set the table for a fourth quarter rife with uncertainty as allocators seek to navigate a market with plausible bull and bear cases. Inflation remains elevated, in some areas seemingly more sustainable than expected. Labor shortages across industries are straining supply chains, with potential for further short-term disruption. Businesses that can pass on inflation to customers or support the reestablishment of efficient production lines are likely to benefit as consumer health and market demand remain strong.
Our investors remain keenly focused on the impacts of increased regulatory scrutiny from China as it tries to foster common prosperity within the country. Regulations in the education, internet, and

2

gaming industries delivered a shock to investors, while the ongoing Evergrande situation provides insight into how China will handle failing companies. As these situations evolve, our analysts monitor the degree of market discount that investors apply to China-domiciled companies across industries going forward.
The global proliferation of COVID-19’s Delta variant has again fueled anxiety about the pace of the economic recovery and forced governments to reinstate targeted lockdowns in many countries, particularly in Asia. Emerging markets are lagging their developed-market peers in returning to normalization, given slow access to vaccines and binding constraints on policy support. This remains a key area of focus for our global industry analysts.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Mike Gush
Andrew Stobart
Despite recent volatility, particularly in China, it has been a strong year for absolute returns in emerging markets in U.S. dollar terms. The asset class has also delivered for investors over meaningful time horizons, with five- and 10-year returns of the FTSE Emerging Index looking much more respectable than they did one or two years ago. Hopefully, emerging markets are starting to shake off the reputation of a “lost decade.”
We have been struck by the shift in sentiment toward China, which at the extreme seems to label it uninvestable. Although we certainly don’t concur, we are cognizant of the risks. We have successfully invested in China by staying on the right side of government policy, which clearly in recent months has shifted in a number of areas. As with any change, some companies will see their prospects dimmed, but new opportunities will also emerge. China’s desire to promote “common prosperity” and greater self-sufficiency will no doubt support innovative new companies in exciting areas such as semiconductors, advanced materials, and alternative energy. Despite the changes, China remains a great opportunity set for thoughtful, long-term investors.
Beyond China, our debates have been wide-ranging, and the portfolio has added an encouraging array of new businesses. These cover themes such as Brazilian energy, Indian financials, and Korean e-commerce, to name a few.
As we emerge from the pandemic, it strikes us that much of the emerging world is in a relatively healthier state than much of the developed world. We are excited by the prospects for a wide range of ideas across emerging markets, so we conclude the year with a very optimistic mindset.
3

Oaktree Capital Management, L.P.
Portfolio Manager:
Frank J. Carroll III,
Managing Director and Co-Head
of Emerging Markets Equities
Emerging-market equities performed well over the 12 months ended October 31, 2021. The asset class benefited from the global rollout of COVID-19 vaccines, continued fiscal support, and a more optimistic economic outlook, despite the Delta variant’s spread, regulatory pressure, and rising inflation. Russia was the strongest large market given high oil prices. China performed poorly because of the Evergrande debt crisis and stricter regulations against internet and technology companies.
Positive stock selection primarily drove the fund’s outperformance. Selection in Brazil also helped, while selection in South Africa, Thailand, and Russia detracted. Our overweight allocations to Russia, Hungary, and Indonesia had a positive effect, as did our underweight exposure to China and out-of-benchmark exposure to South Korea. Our underweight allocations to Saudi Arabia, Taiwan, and India and overweighting of Brazil hurt results.
By sector, selection in health care, information technology, financials, and industrials drove relative results, while selection among materials, consumer staples, consumer discretionary, communication services, real estate, and energy detracted. Our underweight exposures to consumer discretionary and communication services and overweighting of materials, financials, energy, and industrials all boosted relative performance. Our underweight exposure to utilities had a negative effect.
Over the last several months, we’ve seen increased uncertainty in our markets due to various political and macroeconomic trends. The recent surge in energy prices has heightened the risk that inflation will remain elevated for a significant period, but we remain bullish on the cyclical sectors, including materials, financials, and energy. We’ve added to some of our positions in value equities, as valuations remain cheap and companies are boosting returns with dividends. We’ll continue to follow our disciplined investment process, and we’re excited about a number of company-specific opportunities.
Pzena Investment Management, LLC
Portfolio Managers:
Rakesh Bordia, Principal
Caroline Cai, CFA, Managing Principal
Allison Fisch, Principal
John Goetz, Managing Principal and
Co-Chief Investment Officer
Value stocks dominated throughout most of the last 12 months, outperforming initially as investors gained a line of sight to normalcy following COVID-19 vaccine successes, and later as economic growth expectations improved and on the sell-off in high-growth Chinese companies.
4

The largest portfolio contributor was Russian oil giant Lukoil, which improved on the rising price of oil and its strong shareholder return policy. The company now looks likely to expand production to its pre-pandemic level by the end of 2022’s first quarter. Hong Kong-based dry bulk shipper Pacific Basin saw its shares benefit from rising shipping rates and further absorption of industry oversupply. South Africa’s Sasol benefited from rising oil prices in its energy and chemicals businesses. The market is also pleased with Sasol’s decarbonization plan, free-cash-flow expectations, and capital return plan. A new holding this year, automaker Brilliance China, was the largest portfolio detractor. Trading of its shares was halted after the company delayed publishing its 2020 financials because of unauthorized guarantees and legal proceedings involving a subsidiary. Given the lack of clarity about residual market value once trading resumes, we marked the position at 0.01 HKD.
Shares of casino operator Galaxy Entertainment Group were weak, along with other reopening stocks, as the timeline for when Macau would fully reopen to visitors remained uncertain and on concerns about increased industry regulation. Utility Light shares fell on general macroeconomic weakness in
Brazil, exacerbated by increased political risk after Brazil’s president mentioned his intent to reduce regulated power prices. We believe that these potential systemic risks are overblown, and we expect the company’s management to continue pursuing self-help initiatives to improve profitability.
The portfolio’s largest new positions include China’s Alibaba; Shriram Transport, the industry leader in used commercial vehicle financing in India; China Overseas Land & Investment, a large, partly state-owned home builder; Banca Transilvania, one of the largest banks in Romania; and United Integrated Services, a Taiwan-based engineering and construction company specializing in integrated cleanroom construction.
We exited Rosneft Oil (Russian oil producer); China Resources Power (independent power producer); Catcher Technology (Taiwanese metal casing); NTPC (Indian utility); Man Wah (Chinese sofa manufacturer); and China Mobile (telecom).
Although we applaud the value equity rotation, valuation spreads remain extremely wide by historical standards, which is to say that we believe the current value cycle has legs.
5

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	24	237	Allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.
Baillie Gifford Overseas Ltd.	24	234	Believes that companies that can sustainably grow their business and increase earnings faster than market average will perform best. Stock selection is driven by bottom-up, fundamental analysis, focusing on a company’s potential over a meaningful time period, typically three to five years and beyond.
Oaktree Capital Management, L.P.	24	232	Seeks securities that have been undervalued by investors. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash-flow projections.
Pzena Investment Management, LLC	24	231	Uses a deep-value approach that focuses on the most undervalued companies based on price-to-normalized earnings. The firm believes that this value philosophy works well globally and is especially effective in emerging markets because of generally wider valuation spreads.
Cash Investments	4	40	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2021
Emerging Markets Select Stock Fund	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$950.90	$3.98
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.12	4.13
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.81%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

Emerging Markets Select Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Emerging Markets Select Stock Fund	23.44%	10.08%	5.88%	$17,711
FTSE Emerging Index	17.11	9.15	5.05	16,370
MSCI All Country World Index ex USA	29.66	9.77	6.66	19,057
See Financial Highlights for dividend and capital gains information.
9

Emerging Markets Select Stock Fund
Fund Allocation
As of October 31, 2021
China	29.1%
Taiwan	12.6
India	11.0
Brazil	7.8
South Korea	7.1
Russia	6.4
Hong Kong	5.0
United States	3.5
South Africa	2.6
Indonesia	2.2
Thailand	2.0
United Kingdom	1.7
Mexico	1.6
Hungary	1.0
Canada	1.0
Turkey	1.0
Other	4.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

Emerging Markets Select Stock Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (93.8%)
Brazil (7.3%)
	Petroleo Brasileiro SA ADR (XNYS)	1,283,142	12,600
	Vale SA Class B ADR	785,411	9,998
	Ambev SA	3,019,766	9,091
	Cia Energetica de Minas Gerais Preference Shares	3,241,081	7,397
*	Banco Bradesco SA ADR	1,698,332	5,944
	Raizen SA Preference Shares	3,551,606	4,267
	Itau Unibanco Holding SA Preference Shares	921,200	3,805
	Itau Unibanco Holding SA ADR	877,589	3,572
*	Petroleo Brasileiro SA	443,017	2,172
*	Azul SA ADR	159,631	2,112
	Petroleo Brasileiro SA ADR	215,354	2,070
	B3 SA - Brasil Bolsa Balcao	848,900	1,791
	Light SA	887,000	1,521
	Banco Bradesco SA Preference Shares	389,600	1,374
*	Caixa Seguridade Participacoes SA	508,939	789
	Cia de Saneamento Basico do Estado de Sao Paulo	113,700	709
	Raia Drogasil SA	116,244	479
	Gerdau SA Preference Shares	98,700	470
	Magazine Luiza SA	171,132	328
	Hypera SA	58,800	292
	Localiza Rent a Car SA	36,200	291
	Notre Dame Intermedica Participacoes SA	25,100	285
	Lojas Renner SA	42,507	243
			71,600
Canada (0.9%)
	First Quantum Minerals Ltd.	207,494	4,912
	Lundin Mining Corp.	300,667	2,617
	Parex Resources Inc.	56,982	1,107
*	Valeura Energy Inc.	264,800	111
			8,747
China (27.3%)
	Tencent Holdings Ltd.	489,034	29,748
*	Alibaba Group Holding Ltd.	1,114,407	22,915
		Shares	Market Value• ($000)
	China Merchants Bank Co. Ltd. Class H	1,261,286	10,570
	China Construction Bank Corp. Class H	14,919,466	10,154
	Ping An Insurance Group Co. of China Ltd. Class H	1,323,442	9,479
*,1	Meituan Class B	240,703	8,191
*	Trip.com Group Ltd. ADR	282,612	8,071
*	Alibaba Group Holding Ltd. ADR	47,129	7,773
	Contemporary Amperex Technology Co. Ltd. Class A (XSHE)	65,400	6,551
	Geely Automobile Holdings Ltd.	1,743,002	6,049
	Contemporary Amperex Technology Co. Ltd. Class A	53,400	5,349
	China Overseas Land & Investment Ltd.	2,262,000	4,989
	Li Ning Co. Ltd.	438,130	4,835
*	Baidu Inc. ADR	27,944	4,534
*,1	JD Logistics Inc.	1,146,131	4,504
	Ping An Bank Co. Ltd. Class A	1,438,474	4,382
[1]	WuXi AppTec Co. Ltd. Class H	203,910	4,354
*	XPeng Inc. Class A ADR	93,187	4,345
*	Aluminum Corp. of China Ltd. Class H	6,361,121	3,828
	Zijin Mining Group Co. Ltd. Class H	2,719,305	3,782
*	Shanghai International Airport Co. Ltd. Class A	443,807	3,670
	China Longyuan Power Group Corp. Ltd. Class H	1,480,384	3,463
	Baoshan Iron & Steel Co. Ltd. Class A	2,929,994	3,261
	Anhui Conch Cement Co. Ltd. Class H	623,224	3,082
	Country Garden Services Holdings Co. Ltd.	390,701	3,008
*	JD.com Inc. Class A	74,156	2,903
	Nine Dragons Paper Holdings Ltd.	2,240,832	2,818
	Shimao Group Holdings Ltd.	1,760,990	2,762
	Riyue Heavy Industry Co. Ltd. Class A (XSHG)	436,754	2,668
11

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	Dongfeng Motor Group Co. Ltd. Class H	2,838,000	2,643
	Yihai International Holding Ltd.	448,690	2,628
*	Zai Lab Ltd. ADR	21,149	2,208
[1]	Pharmaron Beijing Co. Ltd. Class H	101,546	2,197
	Weichai Power Co. Ltd. Class H	1,225,408	2,193
	Industrial & Commercial Bank of China Ltd. Class H	3,914,843	2,146
	Haier Smart Home Co. Ltd. Class H	527,400	1,964
	Sun Art Retail Group Ltd.	3,313,371	1,943
[1]	Shimao Services Holdings Ltd.	1,026,044	1,934
	Shenzhou International Group Holdings Ltd.	89,500	1,928
*	Brilliance China Automotive Holdings Ltd.	3,486,000	1,906
	BYD Co. Ltd. Class H	48,150	1,842
*	Baidu Inc. Class A	87,650	1,791
	Yunnan Energy New Material Co. Ltd. Class A	34,900	1,592
[1]	CSC Financial Co. Ltd. Class H	1,425,052	1,506
	Zhongsheng Group Holdings Ltd.	164,000	1,479
[1]	Ganfeng Lithium Co. Ltd. Class H	78,429	1,469
*	Lufax Holding Ltd. ADR	227,315	1,434
[1]	Longfor Group Holdings Ltd.	285,000	1,379
	China Tourism Group Duty Free Corp. Ltd. Class A	32,696	1,369
	China Gas Holdings Ltd.	544,517	1,359
*	ENN Energy Holdings Ltd.	69,942	1,205
	ANTA Sports Products Ltd.	75,069	1,163
	China Pacific Insurance Group Co. Ltd. Class H	375,818	1,149
*,1	Kuaishou Technology	87,700	1,147
	Midea Group Co. Ltd. Class A	105,386	1,130
*,1	3SBio Inc.	1,204,842	1,102
	Guangzhou Tinci Materials Technology Co. Ltd. Class A	41,300	1,063
	Shanghai Putailai New Energy Technology Co. Ltd. Class A	37,360	1,039
*	Yatsen Holding Ltd. ADR	364,800	1,021
*	KE Holdings Inc. ADR	54,867	1,000
	China National Building Material Co. Ltd. Class H	770,000	965
*	Kingsoft Cloud Holdings Ltd. ADR	41,732	959
*	Tencent Music Entertainment Group ADR	120,430	947
	Suofeiya Home Collection Co. Ltd. Class A	354,790	936
	Centre Testing International Group Co. Ltd. Class A	210,400	907
		Shares	Market Value• ($000)
*	Grand Baoxin Auto Group Ltd.	7,813,500	877
[1]	China Yangtze Power Co. Ltd. GDR	25,768	856
	CIFI Holdings Group Co. Ltd.	1,526,696	847
*,1	China Youran Dairy Group Ltd.	1,457,041	843
*	Dada Nexus Ltd. ADR	39,391	800
	Shandong Sinocera Functional Material Co. Ltd. Class A	112,958	753
	Sinoma Science & Technology Co. Ltd. Class A	124,000	733
	Glodon Co. Ltd. Class A (XSHE)	62,300	723
	Venustech Group Inc. Class A	179,900	717
*	Trip.com Group Ltd.	24,750	711
	China Oilfield Services Ltd. Class H	712,857	682
*	Kingdee International Software Group Co. Ltd.	204,354	672
	Proya Cosmetics Co. Ltd. Class A	20,820	653
*	Burning Rock Biotech Ltd. ADR	44,762	631
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	367,495	626
	Zhejiang Huayou Cobalt Co. Ltd. Class A	34,600	600
	Midea Group Co. Ltd. Class A (XSEC)	54,600	586
*	XPeng Inc. Class A	24,100	559
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	9,500	557
*	HUYA Inc. ADR	66,568	547
	Suofeiya Home Collection Co. Ltd. Class A (XSHE)	189,730	500
	Ping An Bank Co. Ltd. Class A (XSHE)	157,400	479
	CSPC Pharmaceutical Group Ltd.	448,156	468
	Kweichow Moutai Co. Ltd. Class A	1,609	459
	Yifeng Pharmacy Chain Co. Ltd. Class A	56,100	419
	Hualan Biological Engineering Inc. Class A	87,300	406
[1]	Hangzhou Tigermed Consulting Co. Ltd. Class H	20,100	392
	Amoy Diagnostics Co. Ltd. Class A	28,908	365
*	Zai Lab Ltd.	2,815	292
*,1	Venus MedTech Hangzhou Inc. Class H	46,740	216
	Yifeng Pharmacy Chain Co. Ltd. Class A (XSHG)	27,170	203
	Jinyu Bio-Technology Co. Ltd. Class A	79,100	197
	China Yangtze Power Co. Ltd. Class A	52,500	175
*,1	Wuxi Biologics Cayman Inc.	10,963	166
	Sunac China Holdings Ltd.	77,000	165

12

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
*	New Oriental Education & Technology Group Inc. ADR	62,160	127
	Shanghai Jinjiang International Hotels Co. Ltd.	13,600	114
*	TAL Education Group ADR	16,334	67
	Amoy Diagnostics Co. Ltd. Class A (XSHE)	5,200	66
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (XSHE)	300	18
*,1	New Horizon Health Ltd.	4,000	15
*,2	Tianhe Chemicals Group Ltd.	4,142,000	—
			265,963
Czech Republic (0.8%)
	CEZ A/S	167,088	5,518
*	Komercni banka A/S	56,379	2,187
			7,705
Egypt (0.0%)
*	Commercial International Bank Egypt SAE GDR (Registered)	1	—
Greece (0.6%)
*	Alpha Services and Holdings SA	3,018,010	3,848
	Hellenic Telecommunications Organization SA	65,012	1,154
*	Bank of Cyprus Holdings plc	491,391	578
			5,580
Hong Kong (4.7%)
*	Galaxy Entertainment Group Ltd.	1,571,528	8,456
*	Yue Yuen Industrial Holdings Ltd.	2,572,000	5,460
	Pacific Basin Shipping Ltd.	11,078,963	5,113
	Orient Overseas International Ltd.	261,925	4,816
	Lenovo Group Ltd.	4,226,000	4,589
	AIA Group Ltd.	276,229	3,096
*	Cathay Pacific Airways Ltd.	2,856,192	2,635
*	Sands China Ltd.	1,126,000	2,566
	VTech Holdings Ltd.	289,500	2,229
*	MMG Ltd.	4,503,021	2,080
*	BeiGene Ltd. ADR	5,661	2,025
	Minth Group Ltd.	366,000	1,455
*,1	JW Cayman Therapeutics Co. Ltd. (XHKG)	379,574	694
*,1	Everest Medicines Ltd.	52,200	300
*,1	ESR Cayman Ltd.	70,806	229
			45,743
Hungary (1.0%)
*	OTP Bank Nyrt	155,204	9,326
India (10.3%)
	Reliance Industries Ltd.	637,676	21,640
	Housing Development Finance Corp. Ltd.	201,549	7,684
	Larsen & Toubro Ltd.	273,313	6,474
*	Shriram Transport Finance Co. Ltd.	327,200	6,303
	ICICI Bank Ltd. ADR	276,285	5,843
		Shares	Market Value• ($000)
	UltraTech Cement Ltd.	50,772	5,185
*	Axis Bank Ltd.	512,171	5,097
	ICICI Bank Ltd.	417,014	4,490
*	Bharti Airtel Ltd (XNSE)	442,134	4,056
	Aurobindo Pharma Ltd.	431,526	3,979
	Mahindra & Mahindra Ltd.	317,793	3,765
	Tech Mahindra Ltd.	165,680	3,279
	Tata Consultancy Services Ltd.	70,318	3,196
[1]	HDFC Life Insurance Co. Ltd.	301,838	2,745
	State Bank of India	403,611	2,716
	Piramal Enterprises Ltd.	58,911	2,053
	Kotak Mahindra Bank Ltd.	68,947	1,875
*	IDFC First Bank Ltd.	2,389,128	1,586
	Hindustan Unilever Ltd.	43,913	1,406
	Maruti Suzuki India Ltd.	13,742	1,376
[1]	ICICI Lombard General Insurance Co. Ltd.	52,443	1,039
	Infosys Ltd. ADR	44,455	990
	Power Grid Corp. of India Ltd.	393,032	974
	Dabur India Ltd.	111,878	876
*	Glenmark Life Sciences Ltd.	69,460	587
	Apollo Hospitals Enterprise Ltd.	9,723	555
	Tata Steel Ltd.	29,722	524
*	Bharti Airtel Ltd.	32,267	122
			100,415
Indonesia (2.0%)
	Bank Rakyat Indonesia Persero Tbk PT	34,095,325	10,235
	Bank Mandiri Persero Tbk PT	6,701,000	3,388
	Semen Indonesia Persero Tbk PT	4,406,000	2,831
	Bank Central Asia Tbk PT	3,860,945	2,042
*	Mitra Adiperkasa Tbk PT	11,215,496	697
	Astra International Tbk PT	1,450,097	618
	Unilever Indonesia Tbk PT	404,702	126
			19,937
Japan (0.3%)
	Murata Manufacturing Co. Ltd.	31,739	2,354
*	Universal Entertainment Corp.	28,400	675
			3,029
Kazakhstan (0.0%)
	NAC Kazatomprom JSC GDR	7,059	307
Kenya (0.1%)
*	Equity Group Holdings plc	2,544,143	1,138
Mexico (1.5%)
*	Cemex SAB de CV ADR	891,509	5,732
	Grupo Financiero Banorte SAB de CV Class O	825,108	5,224
	America Movil SAB de CV Series L	1,971,559	1,757
	Wal-Mart de Mexico SAB de CV	363,867	1,269
	Grupo Mexico SAB de CV Series B	128,445	564
			14,546

13

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
Netherlands (0.2%)
	ASML Holding NV	2,502	2,034
Other (0.2%)
[3]	Vanguard FTSE Emerging Markets ETF	34,827	1,764
Philippines (0.3%)
	Bdo Unibank Inc.	789,385	1,943
	Ayala Land Inc.	1,631,632	1,136
			3,079
Poland (0.3%)
*,1	Allegro.eu SA	133,365	1,510
	KGHM Polska Miedz SA	30,774	1,183
			2,693
Romania (0.3%)
	Banca Transilvania SA	4,352,156	2,554
Russia (6.0%)
	LUKOIL PJSC ADR	200,906	20,479
	Sberbank of Russia PJSC ADR	793,971	15,923
	MMC Norilsk Nickel PJSC ADR	194,907	6,091
	Gazprom PJSC ADR	529,853	5,199
	Sberbank of Russia PJSC	743,493	3,740
	Moscow Exchange MICEX-RTS PJSC	536,630	1,317
	Novatek PJSC GDR (Registered)	4,741	1,204
*	Ozon Holdings plc ADR	26,735	1,203
	Magnit PJSC GDR (Registered)	64,761	1,200
	Mobile TeleSystems PJSC ADR	114,321	1,051
	Magnit PJSC	6,203	566
	MMC Norilsk Nickel PJSC	1,273	397
			58,370
Singapore (0.5%)
	Wilmar International Ltd.	1,612,000	5,154
*	Ezion Holdings Ltd. Warrants Exp. 4/16/23	2,242,476	—
			5,154
South Africa (2.4%)
*	Sasol Ltd.	366,233	6,151
	AngloGold Ashanti Ltd. ADR	265,713	4,910
	FirstRand Ltd.	664,964	2,526
	Impala Platinum Holdings Ltd.	145,991	1,889
	Reunert Ltd.	567,917	1,876
	Gold Fields Ltd.	148,673	1,382
	Rand Merchant Investment Holdings Ltd.	440,192	1,178
	Old Mutual Ltd. (XZIM)	987,529	1,009
	Naspers Ltd. Class N	4,519	765
	Sibanye Stillwater Ltd.	213,997	749
	Ninety One plc	164,817	585
	Harmony Gold Mining Co. Ltd.	112,180	403
			23,423
South Korea (6.6%)
	Samsung Electronics Co. Ltd.	244,217	14,622
	SK Hynix Inc.	74,887	6,601
	LG Chem Ltd.	8,979	6,443
		Shares	Market Value• ($000)
	Hyundai Motor Co.	30,513	5,457
	POSCO	16,576	4,204
	Samsung SDI Co. Ltd.	6,267	3,954
	Samsung Electronics Co. Ltd. Preference Shares	65,033	3,573
	DB Insurance Co. Ltd.	67,580	3,434
	Hankook Tire & Technology Co. Ltd.	86,762	3,074
	Hana Financial Group Inc.	57,145	2,203
	Shinhan Financial Group Co. Ltd.	66,550	2,173
*	Korea Shipbuilding & Offshore Engineering Co. Ltd.	21,091	1,865
*	Krafton Inc.	4,295	1,726
	KB Financial Group Inc.	32,680	1,582
	NAVER Corp.	4,167	1,449
*	Coupang Inc.	37,524	1,117
	Doosan Bobcat Inc.	31,315	1,023
			64,500
Taiwan (11.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	2,963,659	62,890
	MediaTek Inc.	396,742	13,058
	Hon Hai Precision Industry Co. Ltd.	3,295,552	12,722
	Lite-On Technology Corp.	2,578,000	5,689
	Compal Electronics Inc.	5,081,000	4,471
	ASE Technology Holding Co. Ltd.	1,164,270	4,165
	United Integrated Services Co. Ltd.	388,000	2,565
	Realtek Semiconductor Corp.	111,585	2,007
	Parade Technologies Ltd.	27,703	1,785
	E.Sun Financial Holding Co. Ltd.	1,351,005	1,291
	Globalwafers Co. Ltd.	32,000	878
	ASPEED Technology Inc.	8,343	837
	Airtac International Group	23,369	699
	China Steel Corp.	501,000	604
	Yageo Corp.	38,000	595
	ASMedia Technology Inc.	8,649	507
	Elite Material Co. Ltd.	33,000	286
			115,049
Thailand (1.9%)
	Siam Commercial Bank PCL NVDR	1,466,800	5,577
	Charoen Pokphand Foods PCL	5,788,000	4,407
	Kasikornbank PCL NVDR	758,535	3,234
	Bangkok Bank PCL NVDR	469,100	1,736
	CP ALL PCL	725,800	1,402
	Kasikornbank PCL	195,000	831
	Bangkok Bank PCL (Registered)	215,800	799
	Central Pattana PCL	313,544	561
			18,547
Turkey (0.9%)
	Akbank TAS	4,650,486	2,815
	Ford Otomotiv Sanayi A/S	106,391	2,049
	Tofas Turk Otomobil Fabrikasi A/S	326,482	1,996
	Eregli Demir ve Celik Fabrikalari TAS	895,133	1,869
			8,729

14

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
United Arab Emirates (0.6%)
	Abu Dhabi Commercial Bank PJSC	2,389,934	5,405
*	Fertiglobe plc	249,035	201
			5,606
United Kingdom (1.6%)
	Standard Chartered plc	914,940	6,188
	Fresnillo plc	239,962	2,824
	Antofagasta plc	122,965	2,399
	Polymetal International plc	122,113	2,257
	Anglo American plc	21,791	829
	Ferrexpo plc	74,388	317
	Hikma Pharmaceuticals plc	9,318	307
			15,121
United States (3.3%)
*	Sea Ltd. ADR	15,968	5,486
	Cognizant Technology Solutions Corp. Class A	63,989	4,997
*	MercadoLibre Inc.	3,245	4,806
*	Flex Ltd.	241,216	4,076
	Freeport-McMoRan Inc.	105,168	3,967
	Credicorp Ltd.	16,334	2,118
*	Yandex NV Class A	23,102	1,914
*	Copa Holdings SA Class A	22,139	1,637
*	Afya Ltd. Class A	90,236	1,575
*	StoneCo. Ltd. Class A	18,159	615
*	XP Inc. Class A	17,639	579
*,4	New Frontier Health Corp.	29,293	329
*	D-MARKET Elektronik Hizmetler ve Ticaret AS ADR	48,821	222
			32,321
Vietnam (0.1%)
[1]	Vinhomes JSC	185,202	696
Total Common Stocks (Cost $766,609)			913,676
		Shares	Market Value• ($000)
Temporary Cash Investments (6.1%)
Money Market Fund (6.1%)
[5,6]	Vanguard Market Liquidity Fund, 0.070% (Cost $59,590)	595,944	59,595
Total Investments (99.9%) (Cost $826,199)			973,271
Other Assets and Liabilities—Net (0.1%)			1,138
Net Assets (100%)			974,409
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $37,484,000, representing 3.8% of net assets.
2	Security value determined using significant unobservable inputs.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $313,000.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $334,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI Emerging Markets Index	December 2021	677	42,719	(239)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
State Street Bank & Trust Co.	11/4/21	ZAR	2,361	USD	155	—	—
USD—U.S. dollar.
ZAR—South African rand.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Emerging Markets Select Stock Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $764,859)	911,912
Affiliated Issuers (Cost $61,340)	61,359
Total Investments in Securities	973,271
Investment in Vanguard	33
Cash	3,090
Cash Collateral Pledged—Futures Contracts	2,547
Foreign Currency, at Value (Cost $811)	815
Receivables for Investment Securities Sold	1,747
Receivables for Accrued Income	1,228
Receivables for Capital Shares Issued	359
Total Assets	983,090
Liabilities
Payables for Investment Securities Purchased	2,149
Collateral for Securities on Loan	334
Payables to Investment Advisor	1,333
Payables for Capital Shares Redeemed	997
Payables to Vanguard	81
Variation Margin Payable—Futures Contracts	629
Deferred Foreign Capital Gains Taxes	3,158
Total Liabilities	8,681
Net Assets	974,409
At October 31, 2021, net assets consisted of:

Paid-in Capital	779,879
Total Distributable Earnings (Loss)	194,530
Net Assets	974,409

Net Assets
Applicable to 35,964,736 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	974,409
Net Asset Value Per Share	$27.09

See accompanying Notes, which are an integral part of the Financial Statements.
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Emerging Markets Select Stock Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	23,850
Dividends—Affiliated Issuers	56
Interest—Unaffiliated Issuers	2
Interest—Affiliated Issuers	45
Securities Lending—Net	68
Total Income	24,021
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,946
Performance Adjustment	235
The Vanguard Group—Note C
Management and Administrative	2,580
Marketing and Distribution	58
Custodian Fees	218
Auditing Fees	38
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	8,089
Net Investment Income	15,932
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers[2]	51,484
Investment Securities Sold—Affiliated Issuers	57
Futures Contracts	6,292
Forward Currency Contracts	12
Foreign Currencies	(385)
Realized Net Gain (Loss)	57,460
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	78,532
Investment Securities—Affiliated Issuers	11
Futures Contracts	(546)
Forward Currency Contracts	—
Change in Unrealized Appreciation (Depreciation)	77,997
Net Increase (Decrease) in Net Assets Resulting from Operations	151,389
1	Dividends are net of foreign withholding taxes of $2,399,000.
2	Realized gain (loss) is net of foreign capital gain taxes of $463,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $2,901,000.

See accompanying Notes, which are an integral part of the Financial Statements.
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Emerging Markets Select Stock Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,932	9,363
Realized Net Gain (Loss)	57,460	(15,205)
Change in Unrealized Appreciation (Depreciation)	77,997	16,970
Net Increase (Decrease) in Net Assets Resulting from Operations	151,389	11,128
Distributions
Total Distributions	(8,567)	(15,169)
Capital Share Transactions
Issued	384,600	197,586
Issued in Lieu of Cash Distributions	7,584	13,238
Redeemed	(230,893)	(238,050)
Net Increase (Decrease) from Capital Share Transactions	161,291	(27,226)
Total Increase (Decrease)	304,113	(31,267)
Net Assets
Beginning of Period	670,296	701,563
End of Period	974,409	670,296

See accompanying Notes, which are an integral part of the Financial Statements.
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Emerging Markets Select Stock Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$22.18	$21.87	$19.68	$22.56	$18.27
Investment Operations
Net Investment Income[1]	.457	.298	.474[2]	.414	.413
Net Realized and Unrealized Gain (Loss) on Investments	4.729	.483	2.208	(2.943)	4.129
Total from Investment Operations	5.186	.781	2.682	(2.529)	4.542
Distributions
Dividends from Net Investment Income	(.276)	(.471)	(.492)	(.351)	(.252)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.276)	(.471)	(.492)	(.351)	(.252)
Net Asset Value, End of Period	$27.09	$22.18	$21.87	$19.68	$22.56
Total Return[3]	23.44%	3.51%	13.96%	-11.39%	25.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$974	$670	$702	$564	$646
Ratio of Total Expenses to Average Net Assets[4]	0.84%	0.85%	0.93%	0.94%	0.92%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.43%	2.25%[2]	1.85%	2.04%
Portfolio Turnover Rate	48%	52%	46%	76%	44%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.071 and 0.34%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.01%), 0.07%, 0.05%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.
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Emerging Markets Select Stock Fund
Notes to Financial Statements
Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Further, at October 31, 2021, the fund had a concentration of its investments in securities issued in China, and the performance of such investments may be impacted by the country's social, political, and economic conditions.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades
20

Emerging Markets Select Stock Fund
futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 5% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2021, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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Emerging Markets Select Stock Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
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Emerging Markets Select Stock Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.
B.	The investment advisory firms Wellington Management Company llp, Baillie Gifford Overseas Ltd., Oaktree Capital Management, L.P., and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp, Baillie Gifford Overseas Ltd., Oaktree Capital Management, L.P., and Pzena Investment Management, LLC are subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.51% of the fund’s average net assets, before a net increase of $235,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $33,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
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Emerging Markets Select Stock Fund
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	127,214	—	—	127,214
Common Stocks—Other	54,185	732,277	—	786,462
Temporary Cash Investments	59,595	—	—	59,595
Total	240,994	732,277	—	973,271
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	239	—	—	239
Forward Currency Contracts	—	—	—	—
Total	239	—	—	239
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At October 31, 2021, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Depreciation—Futures Contracts[1]	239	—	239
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	6,292	—	6,292
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Emerging Markets Select Stock Fund
	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Forward Currency Contracts	—	12	12
Realized Net Gain (Loss) on Derivatives	6,292	12	6,304
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(546)	—	(546)
Forward Currency Contracts	—	—	—
Change in Unrealized Appreciation (Depreciation) on Derivatives	(546)	—	(546)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, distributions in connection with fund share redemptions, and tax expense on capital gains were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	4,749
Total Distributable Earnings (Loss)	(4,749)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	29,043
Undistributed Long-Term Gains	26,325
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	139,162
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	8,567	15,169
Long-Term Capital Gains	—	—
Total	8,567	15,169
*	Includes short-term capital gains, if any.
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Emerging Markets Select Stock Fund
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	830,930
Gross Unrealized Appreciation	228,715
Gross Unrealized Depreciation	(86,374)
Net Unrealized Appreciation (Depreciation)	142,341
G.	During the year ended October 31, 2021, the fund purchased $570,937,000 of investment securities and sold $421,461,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor(s) or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2021, such purchases were $488,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2021 Shares (000)	2020 Shares (000)

Issued	13,807	9,613
Issued in Lieu of Cash Distributions	294	579
Redeemed	(8,359)	(12,051)
Net Increase (Decrease) in Shares Outstanding	5,742	(1,859)
I.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Oct. 31, 2020 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2021 Market Value ($000)
Vanguard FTSE Emerging Markets ETF	1,306	27,814	27,424	57	11	56	—	1,764
Vanguard Market Liquidity Fund	37,445	NA1	NA1	—	—	45	—	59,595
Total	38,751			57	11	101	—	61,359
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
26

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Emerging Markets Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Select Stock Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
27

Special 2021 tax information (unaudited) for Vanguard Emerging Markets Select Stock Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $2,234,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $7,263,000 of qualified dividend income to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $26,146,000 and foreign taxes paid of $2,636,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2022 to determine the calendar-year amounts to be included on their 2021 tax returns.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q7520 122021

Annual Report   |   October 31, 2021
Vanguard Alternative Strategies Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Consolidated Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Alternative Strategies Fund returned –0.12% for the 12 months ended October 31, 2021. Its benchmark, the FTSE 3-Month Treasury Bill Index, returned 0.05%.
•	The fund seeks to generate returns using a combination of alternative strategies that collectively are expected to have low correlation with traditional capital markets. These strategies are long/short equity, event-driven, fixed income relative value, currencies, equity futures, and commodity-linked investments.
•	Long/short equity and fixed income relative value produced the lowest returns during the period. Long/short equity was hurt by our focus on low-volatility names, which underperformed. Fixed income relative value was held back amid concerns about inflation and the prospect that some central banks might scale back their bond-buying programs or raise interest rates.
•	Currencies, event-driven strategies, and commodities were all in positive territory and were our strongest performers.
•	The diversification resulting from the fund’s variety of exposures helped reduce overall volatility compared with the broad U.S. stock market.
•	The fund regularly uses derivatives to hedge portfolio risks. Its holdings in forward foreign currencies and futures contributed to total returns.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%

Advisor’s Report
For the 12 months ended October 31, 2021, Vanguard Alternative Strategies Fund returned –0.12%. The fund fell short of its benchmark, the FTSE 3-Month Treasury Bill Index, which returned 0.05%.
Investment objective and strategy
The Alternative Strategies Fund seeks both capital appreciation and low correlations with the returns of stock and bond markets. We target a fixed range of volatility but still expect to produce a portfolio with lower volatility than the broader U.S. stock market. This fixed range of volatility may change from time to time. We consider the risk levels of the individual strategies, composition of the portfolio, and market conditions when determining the fixed volatility range.
To achieve these objectives, we combine six alternative investment strategies that span multiple asset classes: equities, fixed income, currencies, and commodities. Each strategy can use long and short positions to try to minimize market exposure while attempting to capture attractive risk premiums. Individually, the strategies are expected to have low long-term correlation with one another and with traditional capital markets.
In addition, the fund can use limited amounts of leverage as it seeks to match the expected risk profile for each strategy. The goal is to achieve a similar risk profile across the portfolio to maximize diversification and performance.
The strategies the fund currently employs are:
•	Long/short equity. This approach focuses on building a long/short portfolio of equity securities based on their volatility characteristics by executing long positions in low-volatility stocks and short positions in high-volatility stocks. It seeks to capture a risk-adjusted spread by constructing positions to reduce the net market exposure of the overall portfolio to general market movements (beta).
•	Event-driven. This strategy seeks to profit from the expectation that a specific event or catalyst (such as a merger/acquisition deal closure) will affect the stock price of a U.S. or foreign company.
•	Fixed income relative value. This approach seeks to exploit the steepness of the U.S. Treasury yield curve that is created by investors’ desire to hold shorter-maturity bonds because they tend to be more liquid (easily traded) and less sensitive to growth and inflation risk. We try to capture this premium by investing in Treasury futures with longer times to maturity and borrowing those with short maturities.
•	Currencies. The fund seeks to benefit from expected currency movements across countries by using long and short foreign currency exchange forward contracts. It does this by selling currencies of countries with poor fundamental characteristics and buying those of countries with strong ones.

•	Commodity-linked investments. This strategy seeks to capture the risk premium associated with inventory levels of commodities, which are reflected in the prices of their futures contracts. We take long positions in commodities whose prices are expected to rise because of limited inventory and short positions in those whose prices are expected to fall.
•	Equity futures. The fund uses long and short positions in global equity index futures to capture excess return opportunities. The strategy seeks to benefit from global differences in market and fundamental characteristics by buying equity index futures with strong characteristics and selling equity index futures with poor characteristics.
Investment environment
The world economy’s recovery from the 2020 pandemic-induced contraction was quicker than many had expected. Countries that have been better at containing the virus have generally been more successful economically. Swift, extensive fiscal and monetary support from policymakers was also key to the rebound.
Even amid concerns toward the end of the fiscal year about inflation and the prospect of less accommodative monetary policy, stock returns for the period were excellent. The FTSE All-World Index returned 37.59% for the period.
Bond yields moved higher across much of the developed world during the fiscal year amid concerns about inflation and the prospect that some developed-market central banks might scale back their bond-buying programs or raise interest rates.
The environment for commodities was one of the most attractive in years because of limited supply and increased demand worldwide. West Texas Intermediate crude oil and natural gas, both of which were hit hard by a sharp drop in demand in 2020, recovered strongly over the past 12 months. Safe-haven commodities, such as gold, lagged.
Successes and shortfalls
Our long/short equity and fixed income relative value holdings were in negative territory. Our positions in long/short equity were hurt by our focus on low-volatility names, which underperformed. Fixed income relative value was held back amid concerns about inflation and the prospect that some central banks might scale back their bond-buying programs or raise interest rates. Equity futures also finished in negative territory. Our currencies, event-driven strategies, and commodities were in positive territory and were our strongest-performing strategies.
Despite heightened uncertainty, the diversification resulting from the fund’s variety of exposures helped reduce overall volatility compared with the broad stock market. The correlations of the fund’s daily returns with the equity markets fell to 0.14, compared with 0.65 over the previous 12 months, and were heavily influenced by equity markets’ sharp rebound during the period. Fixed income markets were held back by the uncertain interest rate environment and, as a result, had a slightly higher correlation with the fund.
Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns over the long term at volatility levels lower than those of the market.
Portfolio Managers:
Anatoly Shtekhman, CFA
Fei Xu, CFA
Vanguard Quantitative Equity Group
November 15, 2021

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Consolidated Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2021
Alternative Strategies Fund	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$995.30	$7.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,017.49	7.78
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 1.53%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Alternative Strategies Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: August 11, 2015, Through October 31, 2021
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Since Inception (8/11/2015)	Final Value of a $50,000 Investment
Alternative Strategies Fund	-0.12%	-1.98%	-0.53%	$48,371
Spliced Alternative Strategies Index	0.05	3.59	3.73	62,797
FTSE Three-Month Treasury Bill Index	0.05	1.12	0.94	53,083
Spliced Alternative Strategies Index: FTSE 3-Month U.S. T-Bill Index + 4% through October 31, 2019; FTSE 3-Month Treasury Bill Index thereafter.
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.

Alternative Strategies Fund
Fund Allocation
As of October 31, 2021
	Long Portfolio[1]	Short Portfolio[2]
Communication Services	2.2%	5.3%
Consumer Discretionary	12.5	15.1
Consumer Staples	5.6	0.8
Energy	0.8	7.7
Financials	8.6	11.0
Health Care	29.1	13.0
Industrials	11.7	10.3
Information Technology	11.6	28.7
Materials	7.2	4.7
Real Estate	3.6	2.4
Utilities	7.1	1.0
1	Percentage of investments in long portfolio.
2	Percentage of investments in short portfolio.
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Alternative Strategies Fund
Consolidated Financial Statements
Consolidated Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks—Long Positions (45.1%)
Communication Services (1.0%)
*,1	Alphabet Inc. Class A	51	151
[1]	Electronic Arts Inc.	978	137
*,1	Walt Disney Co.	786	133
[1]	Verizon Communications Inc.	2,517	133
*,1	Liberty Broadband Corp. Class C	777	126
*,1	Charter Communications Inc. Class A	183	124
[1]	Sirius XM Holdings Inc.	19,632	120
[1]	Comcast Corp. Class A	2,319	119
[1]	AT&T Inc.	4,660	118
[1]	Activision Blizzard Inc.	1,475	115
*,1	T-Mobile US Inc.	507	58
*,1	Madison Square Garden Sports Corp.	209	40
			1,374
Consumer Discretionary (5.6%)
*,2	GrandVision NV	61,606	2,022
*	Sportsman's Warehouse Holdings Inc.	113,176	1,953
*	Veoneer Inc.	15,000	528
[1]	Pool Corp.	299	154
[1]	Service Corp. International	2,246	154
[1]	Home Depot Inc.	412	153
[1]	Tractor Supply Co.	694	151
[1]	NIKE Inc. Class B	891	149
[1]	Columbia Sportswear Co.	1,400	145
[1]	Genuine Parts Co.	1,095	144
[1]	McDonald's Corp.	584	143
*,1	Amazon.com Inc.	42	142
*,1	O'Reilly Automotive Inc.	225	140
*,1	AutoZone Inc.	78	139
[1]	Domino's Pizza Inc.	284	139
[1]	Dollar General Corp.	623	138
[1]	Gentex Corp.	3,825	135
[1]	Yum! Brands Inc.	1,081	135
[1]	Starbucks Corp.	1,208	128
[1]	VF Corp.	1,750	128
[1]	TJX Cos. Inc.	1,928	126
[1]	Wendy's Co.	5,516	123
[1]	Yum China Holdings Inc.	2,154	123
[1]	Garmin Ltd.	855	123
[1]	Newell Brands Inc.	5,319	122
*,1	Chipotle Mexican Grill Inc. Class A	62	110
		Shares	Market Value• ($000)
*,1	frontdoor Inc.	1,564	58
			7,705
Consumer Staples (2.5%)
	Sanderson Farms Inc.	7,630	1,445
[1]	Costco Wholesale Corp.	303	149
[1]	Archer-Daniels-Midland Co.	2,274	146
[1]	PepsiCo Inc.	884	143
[1]	Coca-Cola Co.	2,527	142
[1]	Flowers Foods Inc.	5,518	136
[1]	Kimberly-Clark Corp.	1,043	135
[1]	J M Smucker Co.	1,099	135
[1]	Mondelez International Inc. Class A	2,205	134
[1]	Procter & Gamble Co.	914	131
[1]	McCormick & Co. Inc.	1,604	129
[1]	Brown-Forman Corp. Class B	1,880	128
[1]	Colgate-Palmolive Co.	1,635	124
*,1	Post Holdings Inc.	1,200	122
[1]	Altria Group Inc.	2,743	121
	Hershey Co.	226	40
[1]	Church & Dwight Co. Inc.	447	39
[1]	Philip Morris International Inc.	366	35
			3,434
Energy (0.4%)
[1]	Chevron Corp.	1,283	147
[1]	Williams Cos. Inc.	4,949	139
[1]	Kinder Morgan Inc.	7,764	130
[1]	Cheniere Energy Inc.	641	66
			482
Financials (3.9%)
	Marlin Business Services Corp.	90,951	2,085
*	Franklin BSP Realty Trust Inc. REIT	64,072	1,051
[1]	Intercontinental Exchange Inc.	1,153	160
[1]	Aon plc Class A (XNYS)	497	159
[1]	Ares Management Corp. Class A	1,851	157
*,1	Markel Corp.	115	151
[1]	Arthur J Gallagher & Co.	897	150
[1]	W R Berkley Corp.	1,876	149
*,1	Berkshire Hathaway Inc. Class B	512	147
[1]	Marsh & McLennan Cos. Inc.	875	146
[1]	Brown & Brown Inc.	2,227	141
[1]	CNA Financial Corp.	3,018	135
*,1	Alleghany Corp.	202	132

Alternative Strategies Fund
		Shares	Market Value• ($000)
[1]	TFS Financial Corp.	6,660	130
[1]	Annaly Capital Management Inc.	15,312	129
[1]	Allstate Corp.	1,037	128
[1]	AGNC Investment Corp.	7,713	123
[1]	T Rowe Price Group Inc.	149	32
[1]	White Mountains Insurance Group Ltd.	19	20
[1]	Hanover Insurance Group Inc.	100	13
			5,338
Health Care (13.1%)
*	PPD Inc.	50,000	2,358
*	Kadmon Holdings Inc.	230,000	2,173
*	Trillium Therapeutics Inc.	120,000	2,173
*	Intersect ENT Inc.	72,500	1,955
*	Acceleron Pharma Inc.	11,100	1,933
*	Soliton Inc.	93,130	1,918
*	Itamar Medical Ltd. ADR	52,634	1,605
*	Change Healthcare Inc.	14,000	301
[1]	Merck & Co. Inc.	1,779	157
[1]	STERIS plc	658	154
[1]	UnitedHealth Group Inc.	325	150
[1]	Abbott Laboratories	1,158	149
[1]	Thermo Fisher Scientific Inc.	233	148
*,1	QIAGEN NV	2,655	148
[1]	CVS Health Corp.	1,598	143
[1]	Danaher Corp.	460	143
[1]	West Pharmaceutical Services Inc.	330	142
*,1	Mettler-Toledo International Inc.	95	141
[1]	Chemed Corp.	288	139
[1]	Cooper Cos. Inc.	331	138
[1]	Baxter International Inc.	1,732	137
[1]	Quest Diagnostics Inc.	930	137
[1]	AmerisourceBergen Corp. Class A	1,104	135
[1]	Cerner Corp.	1,818	135
[1]	Pfizer Inc.	3,087	135
[1]	Agilent Technologies Inc.	850	134
*,1	Henry Schein Inc.	1,728	132
[1]	Becton Dickinson and Co.	542	130
[1]	Johnson & Johnson	801	130
[1]	Medtronic plc	1,010	121
*,1	IDEXX Laboratories Inc.	180	120
[1]	Amgen Inc.	564	117
[1]	Zoetis Inc.	525	113
[1]	Bristol-Myers Squibb Co.	1,749	102
*,1	DaVita Inc.	326	34
			17,980
Industrials (5.3%)
	Aerojet Rocketdyne Holdings Inc.	43,500	1,915
	IHS Markit Ltd.	10,000	1,307
*	Echo Global Logistics Inc.	10,000	482
*	PAE Inc.	20,000	198
[1]	Norfolk Southern Corp.	533	156
[1]	AMERCO	209	154
[1]	Republic Services Inc. Class A	1,144	154
[1]	Fastenal Co.	2,670	153
[1]	Carlisle Cos. Inc.	670	149
[1]	General Dynamics Corp.	724	147
[1]	Roper Technologies Inc.	300	146
[1]	Illinois Tool Works Inc.	635	145
[1]	Waste Management Inc.	904	145
		Shares	Market Value• ($000)
[1]	IDEX Corp.	644	143
[1]	Verisk Analytics Inc. Class A	677	142
[1]	AMETEK Inc.	1,066	141
[1]	Hubbell Inc. Class B	700	140
[1]	Northrop Grumman Corp.	386	138
[1]	Honeywell International Inc.	625	137
[1]	Expeditors International of Washington Inc.	1,104	136
[1]	Lockheed Martin Corp.	391	130
[1]	Allegion plc	992	127
[1]	PACCAR Inc.	1,391	125
[1]	Ingersoll Rand Inc.	2,250	121
[1]	Lennox International Inc.	394	118
*,1	Dun & Bradstreet Holdings Inc.	6,205	117
[1]	Cummins Inc.	481	115
[1]	BWX Technologies Inc.	1,854	105
[1]	Schneider National Inc. Class B	1,475	37
			7,223
Information Technology (5.2%)
*	Nuance Communications Inc.	51,000	2,808
[1]	Intuit Inc.	261	163
[1]	Automatic Data Processing Inc.	697	156
[1]	Microsoft Corp.	469	156
[1]	Paychex Inc.	1,241	153
[1]	Juniper Networks Inc.	5,135	152
[1]	Motorola Solutions Inc.	611	152
[1]	SS&C Technologies Holdings Inc.	1,905	151
[1]	Accenture plc Class A	417	150
[1]	Broadcom Inc.	277	147
[1]	Oracle Corp.	1,533	147
[1]	Broadridge Financial Solutions Inc.	813	145
*,1	Keysight Technologies Inc.	807	145
*,1	Synopsys Inc.	436	145
[1]	Amdocs Ltd.	1,864	145
*,1	Adobe Inc.	218	142
[1]	Amphenol Corp. Class A	1,851	142
[1]	Analog Devices Inc.	806	140
[1]	Apple Inc.	928	139
[1]	CDW Corp.	744	139
*,1	VeriSign Inc.	618	138
[1]	Texas Instruments Inc.	722	135
[1]	Jack Henry & Associates Inc.	802	134
[1]	Visa Inc. Class A	619	131
*,1	Akamai Technologies Inc.	1,207	127
[1]	International Business Machines Corp.	999	125
[1]	Dolby Laboratories Inc. Class A	1,398	124
*,1	Black Knight Inc.	1,725	121
*,1	Fiserv Inc.	1,233	121
[1]	CDK Global Inc.	2,652	115
[1]	Fidelity National Information Services Inc.	981	109
[1]	Western Union Co.	5,678	103
[1]	Mastercard Inc. Class A	183	61
			7,161
Materials (3.3%)
*	Domtar Corp.	35,005	1,911
*	Ferro Corp.	39,357	827
*	Forterra Inc.	26,284	626
[1]	Air Products and Chemicals Inc.	503	151

Alternative Strategies Fund
		Shares	Market Value• ($000)
[1]	Sherwin-Williams Co.	467	148
[1]	RPM International Inc.	1,580	138
[1]	Ecolab Inc.	618	137
[1]	Packaging Corp. of America	979	135
[1]	Avery Dennison Corp.	611	133
[1]	Ball Corp.	1,458	133
[1]	Sonoco Products Co.	1,465	85
[1]	Reliance Steel & Aluminum Co.	301	44
			4,468
Real Estate (1.6%)
[1]	Life Storage Inc.	1,192	160
[1]	Camden Property Trust	951	155
[1]	Extra Space Storage Inc.	778	154
[1]	Duke Realty Corp.	2,680	151
[1]	Invitation Homes Inc.	3,600	148
[1]	Mid-America Apartment Communities Inc.	717	146
[1]	Equity Residential	1,662	144
[1]	CoreSite Realty Corp.	1,005	143
[1]	Public Storage	429	143
[1]	AvalonBay Communities Inc.	600	142
[1]	Sun Communities Inc.	726	142
[1]	Alexandria Real Estate Equities Inc.	690	141
[1]	American Homes 4 Rent Class A	3,431	139
[1]	UDR Inc.	2,503	139
[1]	CubeSmart	2,352	129
[1]	Equinix Inc.	75	63
			2,239
Utilities (3.2%)
	PNM Resources Inc.	46,000	2,288
[1]	Exelon Corp.	2,767	147
[1]	NextEra Energy Inc.	1,726	147
[1]	American Electric Power Co. Inc.	1,661	141
[1]	Duke Energy Corp.	1,385	141
[1]	Atmos Energy Corp.	1,478	136
[1]	OGE Energy Corp.	3,982	136
[1]	IDACORP Inc.	1,281	134
[1]	CMS Energy Corp.	2,204	133
[1]	Dominion Energy Inc.	1,736	132
[1]	Alliant Energy Corp.	2,291	130
[1]	Ameren Corp.	1,549	130
[1]	DTE Energy Co.	1,108	126
[1]	Southern Co.	2,019	126
[1]	Consolidated Edison Inc.	1,657	125
	PPL Corp.	4,316	124
[1]	Avangrid Inc.	2,317	122
			4,418
Total Common Stocks—Long Positions (Cost $53,046)			61,822
Temporary Cash Investments (44.2%)
Money Market Fund (44.2%)
[3]	Vanguard Market Liquidity Fund, 0.070% (Cost $60,604)	606,098	60,610
Common Stocks Sold Short (-10.7%)
Communication Services (-0.6%)
	Lumen Technologies Inc.	(10,425)	(124)
*	Roku Inc.	(384)	(117)
	ViacomCBS Inc. Class B	(3,176)	(115)
*	TripAdvisor Inc.	(3,320)	(109)
		Shares	Market Value• ($000)
*	Discovery Inc. Class C	(4,795)	(108)
*	Zillow Group Inc. Class A	(971)	(103)
*	Pinterest Inc. Class A	(2,207)	(99)
			(775)
Consumer Discretionary (-1.6%)
*	Tesla Inc.	(148)	(165)
*	Etsy Inc.	(644)	(161)
*	Capri Holdings Ltd.	(2,522)	(134)
*	Carvana Co. Class A	(443)	(134)
*	PVH Corp.	(1,223)	(134)
*	Royal Caribbean Cruises Ltd.	(1,548)	(131)
*	Norwegian Cruise Line Holdings Ltd.	(5,057)	(130)
*	DoorDash Inc. Class A	(665)	(129)
*	Nordstrom Inc.	(4,413)	(127)
*	Wayfair Inc. Class A	(504)	(126)
*	Peloton Interactive Inc. Class A	(1,382)	(126)
*	Penn National Gaming Inc.	(1,760)	(126)
*	Carnival Corp.	(5,626)	(125)
	Qurate Retail Inc. Series A	(11,309)	(118)
*	DraftKings Inc. Class A	(2,487)	(116)
*	Vroom Inc.	(5,452)	(104)
*	Wynn Resorts Ltd.	(1,109)	(100)
	MGM Resorts International	(472)	(22)
			(2,208)
Consumer Staples (-0.1%)
*	Coty Inc. Class A	(14,567)	(124)
Energy (-0.8%)
	Occidental Petroleum Corp.	(4,611)	(155)
	Targa Resources Corp.	(2,732)	(149)
	Marathon Oil Corp.	(8,757)	(143)
	Diamondback Energy Inc.	(1,330)	(142)
	APA Corp.	(5,296)	(139)
	Devon Energy Corp.	(3,388)	(136)
*	NOV Inc.	(9,413)	(132)
	New Fortress Energy Inc. Class A	(4,289)	(129)
			(1,125)
Financials (-1.2%)
	S&P Global Inc.	(2,838)	(1,346)
*	GoHealth Inc. Class A	(23,920)	(129)
*	Upstart Holdings Inc.	(391)	(126)
			(1,601)
Health Care (-1.4%)
*	Certara Inc.	(3,664)	(151)
*	10X Genomics Inc. Class A	(827)	(134)
*	Iovance Biotherapeutics Inc.	(5,393)	(131)
*	Natera Inc.	(1,135)	(130)
*	Quidel Corp.	(965)	(128)
*	Ultragenyx Pharmaceutical Inc.	(1,510)	(127)
*	Exact Sciences Corp.	(1,261)	(120)
*	Sage Therapeutics Inc.	(2,973)	(120)
*	Sarepta Therapeutics Inc.	(1,505)	(119)
*	Adaptive Biotechnologies Corp.	(3,546)	(119)
*	Moderna Inc.	(328)	(113)
*	Guardant Health Inc.	(962)	(112)
*	Novocure Ltd.	(1,036)	(106)
*	Biogen Inc.	(391)	(104)
*	Maravai LifeSciences Holdings Inc. Class A	(2,451)	(104)

Alternative Strategies Fund
		Shares	Market Value• ($000)
*	Novavax Inc.	(592)	(88)
			(1,906)
Industrials (-1.1%)
*	Sunrun Inc.	(2,853)	(165)
*	Plug Power Inc.	(4,167)	(159)
*	Shoals Technologies Group Inc. Class A	(4,469)	(139)
*	Uber Technologies Inc.	(2,991)	(131)
	Spirit AeroSystems Holdings Inc. Class A	(3,149)	(130)
*	Copa Holdings SA Class A	(1,672)	(124)
	Ingersoll Rand Inc.	(2,250)	(121)
*	American Airlines Group Inc.	(6,088)	(117)
*	United Airlines Holdings Inc.	(2,472)	(114)
	ADT Inc.	(13,313)	(111)
*	Lyft Inc. Class A	(2,333)	(107)
*	Hexcel Corp.	(1,373)	(78)
*	JetBlue Airways Corp.	(890)	(12)
			(1,508)
Information Technology (-3.1%)
*	Wolfspeed Inc.	(1,490)	(179)
*	Enphase Energy Inc.	(710)	(164)
	Brooks Automation Inc.	(1,369)	(159)
*	Zscaler Inc.	(485)	(155)
*	Datadog Inc. Class A	(929)	(155)
*	Elastic NV	(874)	(152)
*	Cloudflare Inc. Class A	(767)	(149)
*	Bill.com Holdings Inc.	(503)	(148)
*	Crowdstrike Holdings Inc. Class A	(520)	(147)
*	Everbridge Inc.	(921)	(147)
*	Anaplan Inc.	(2,243)	(146)
*	Pure Storage Inc. Class A	(5,407)	(145)
*	MongoDB Inc. Class A	(279)	(145)
*	Dynatrace Inc.	(1,905)	(143)
*	Snowflake Inc. Class A	(398)	(141)
*	Teradata Corp.	(2,479)	(140)
*	Unity Software Inc.	(919)	(139)
*	Palantir Technologies Inc. Class A	(5,204)	(135)
	Ubiquiti Inc.	(438)	(134)
*	Trade Desk Inc. Class A	(1,758)	(132)
*	DXC Technology Co.	(3,807)	(124)
*	DocuSign Inc. Class A	(436)	(121)
*	Alteryx Inc. Class A	(1,617)	(118)
*	StoneCo Ltd. Class A	(3,465)	(117)
*	Sabre Corp.	(11,155)	(116)
*	Mandiant Inc.	(6,653)	(116)
*	Twilio Inc. Class A	(372)	(108)
		Shares	Market Value• ($000)
*	Zoom Video Communications Inc. Class A	(381)	(105)
	Alliance Data Systems Corp.	(1,206)	(103)
*	Shift4 Payments Inc. Class A	(1,552)	(98)
*	CommScope Holding Co. Inc.	(6,891)	(74)
*	Wix.com Ltd.	(94)	(17)
*	Square Inc. Class A	(61)	(16)
			(4,188)
Materials (-0.5%)
	Olin Corp.	(2,733)	(156)
*	Cleveland-Cliffs Inc.	(6,074)	(146)
	United States Steel Corp.	(5,241)	(138)
	Freeport-McMoRan Inc.	(3,444)	(130)
	Alcoa Corp.	(2,571)	(118)
			(688)
Real Estate (-0.2%)
	EPR Properties	(2,649)	(133)
*	Park Hotels & Resorts Inc.	(6,566)	(122)
	Kimco Realty Corp.	(4,112)	(93)
			(348)
Utilities (-0.1%)
	Vistra Corp.	(7,312)	(143)
Total Common Stocks Sold Short (Proceeds $12,495)			(14,614)
Other Assets and Other Liabilities—Net (21.4%)			29,319
Net Assets (100%)			137,137
Cost is in $000.
•	See Note A in Notes to Consolidated Financial Statements.
*	Non-income-producing security.
1	Long security positions with a value of $25,743,000 are held in a segregated account at the fund's custodian bank and pledged to a broker-dealer as collateral for the fund's obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2021, the aggregate value was $2,022,000, representing 1.5% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

Alternative Strategies Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	December 2021	131	17,122	(356)
2-Year U.S. Treasury Note	December 2021	521	114,229	(485)
5-Year U.S. Treasury Note	December 2021	219	26,663	(392)
AEX Index	November 2021	39	7,292	346
Copper[1]	December 2021	11	1,201	(101)
Cotton[1]	December 2021	57	3,273	348
FTSE MIB Index	December 2021	47	7,266	326
Gasoline[1]	November 2021	19	1,891	(29)
Lean Hogs[1]	December 2021	20	609	28
LME Aluminum[1]	November 2021	8	543	(95)
LME Copper[1]	November 2021	5	1,216	(71)
LME Lead[1]	November 2021	23	1,393	108
LME Lead[1]	December 2021	21	1,263	23
LME Tin[1]	November 2021	18	3,468	390
LME Tin[1]	December 2021	17	3,208	(8)
LME Zinc[1]	November 2021	23	1,979	(228)
LME Zinc[1]	December 2021	13	1,109	(133)
LOW SU Gasoil[1]	December 2021	17	1,211	(42)
MSCI Singapore Index	November 2021	264	7,204	(9)
Natural Gas[1]	November 2021	55	2,984	(176)
OMX Stockholm 30 Index	November 2021	272	7,245	174
S&P ASX 200 Index	December 2021	53	7,256	(126)
S&P TSX 60 Index	December 2021	36	7,333	393
Soybean[1]	January 2022	10	625	17
Sugar[1]	February 2022	28	604	(28)
WTI Crude Oil[1]	December 2021	52	1,912	54
				(72)

Alternative Strategies Fund
Futures Contracts (continued)
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Short Futures Contracts
CAC 40 Index	November 2021	(92)	(7,260)	(315)
Cattle Feeder[1]	January 2022	(39)	(3,044)	108
Cocoa[1]	March 2022	(119)	(3,070)	63
Coffee[1]	March 2022	(8)	(620)	15
DAX 30 Index	December 2021	(16)	(7,243)	(243)
FTSE 100 Index	December 2021	(72)	(7,118)	(224)
IBEX 35 Index	November 2021	(68)	(7,111)	(127)
KOSPI 200 Index	December 2021	(83)	(6,892)	504
Live Cattle[1]	December 2021	(60)	(3,103)	10
LME Aluminum[1]	December 2021	(24)	(1,631)	284
LME Aluminum[1]	November 2021	(8)	(542)	37
LME Copper[1]	November 2021	(5)	(1,216)	(25)
LME Lead[1]	November 2021	(23)	(1,393)	(27)
LME Tin[1]	November 2021	(18)	(3,468)	(63)
LME Zinc[1]	November 2021	(23)	(1,979)	(216)
Soybean[1]	December 2021	(99)	(3,293)	(157)
TOPIX Index	December 2021	(38)	(6,643)	68
Wheat[1]	December 2021	(86)	(3,323)	(32)
Wheat[1]	December 2021	(51)	(2,004)	(86)
				(426)
				(498)
1	Security is owned by the Vanguard ASF Portfolio, which is a wholly owned subsidiary of the Alternative Strategies Fund.

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Royal Bank of Canada	11/10/21	BRL	19,050	USD	3,519	—	(151)
BNP Paribas	11/10/21	BRL	840	USD	155	—	(7)
Standard Chartered Bank	11/10/21	CAD	11,561	USD	9,141	200	—
Morgan Stanley Capital Services Inc.	11/10/21	GBP	6,759	USD	9,168	83	—
Royal Bank of Canada	11/10/21	GBP	9	USD	12	—	—
Bank of America, N.A.	11/10/21	MXN	74,567	USD	3,620	—	(4)
State Street Bank & Trust Co.	11/10/21	MXN	424	USD	21	—	—
Morgan Stanley Capital Services Inc.	11/10/21	NOK	79,658	USD	9,226	203	—
Morgan Stanley Capital Services Inc.	11/10/21	RUB	265,677	USD	3,626	114	—
Standard Chartered Bank	11/10/21	TRY	32,429	USD	3,597	—	(240)
Morgan Stanley Capital Services Inc.	11/10/21	ZAR	54,917	USD	3,670	—	(78)
Morgan Stanley Capital Services Inc.	11/10/21	USD	9,164	CHF	8,513	—	(136)
State Street Bank & Trust Co.	11/10/21	USD	11,170	EUR	9,624	43	—
Morgan Stanley Capital Services Inc.	11/10/21	USD	3,658	ILS	11,776	—	(63)
BNP Paribas	11/10/21	USD	3,603	PLN	14,247	32	—
Morgan Stanley Capital Services Inc.	11/10/21	USD	63	PLN	249	1	—

Alternative Strategies Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Morgan Stanley Capital Services Inc.	11/10/21	USD	9,116	SEK	79,835	—	(181)
State Street Bank & Trust Co.	11/10/21	USD	3,656	SGD	4,955	—	(18)
Standard Chartered Bank	11/10/21	USD	3,665	THB	123,503	—	(57)
Morgan Stanley Capital Services Inc.	11/10/21	USD	3,662	TWD	101,695	5	—
						681	(935)
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
ILS—Israeli shekel.
MXN—Mexican peso.
NOK—Norwegian krone.
PLN—Polish zloty.
RUB—Russian ruble.
SEK—Swedish krona.
SGD—Singapore dollar.
THB—Thai baht.
TRY—Turkish lira.
TWD—Taiwanese dollar.
USD—U.S. dollar.
ZAR—South African rand.
At October 31, 2021, the counterparties had deposited in segregated accounts cash of $60,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $53,046)	61,822
Affiliated Issuers (Cost $60,604)	60,610
Total Investments in Securities	122,432
Investment in Vanguard	6
Cash	12,755
Cash Segregated for Short Positions	8,794
Cash Collateral Pledged—Futures Contracts	8,820
Receivables for Accrued Income	59
Receivables for Capital Shares Issued	57
Unrealized Appreciation—Forward Currency Contracts	681
Other Assets	1,975
Total Assets	155,579
Liabilities
Securities Sold Short, at Value (Proceeds $12,495)	14,614
Payables for Investment Securities Purchased	555
Payables to Vanguard	57
Variation Margin Payable—Futures Contracts	2,227
Unrealized Depreciation—Forward Currency Contracts	935
Accrued Dividend Expense on Securities Sold Short	2
Payables to Broker-Dealer	52
Total Liabilities	18,442
Net Assets	137,137
At October 31, 2021, net assets consisted of:

Paid-in Capital	171,453
Total Distributable Earnings (Loss)	(34,316)
Net Assets	137,137

Net Assets
Applicable to 8,066,408 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	137,137
Net Asset Value Per Share	$17.00

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends[1]	1,764
Interest[2]	61
Total Income	1,825
Expenses
The Vanguard Group—Note B
Investment Advisory Services	162
Management and Administrative	306
Marketing and Distribution	28
Custodian Fees	53
Auditing Fees	59
Shareholders’ Reports	5
Trustees’ Fees and Expenses—Note B	15
Dividend Expense on Securities Sold Short	649
Borrowing Expense on Securities Sold Short	987
Total Expenses	2,264
Net Investment Income (Loss)	(439)
Realized Net Gain (Loss)
Investment Securities Sold—Long Positions[2]	19,456
Investment Securities Sold—Short Positions	(18,273)
Futures Contracts	677
Forward Currency Contracts	5,051
Foreign Currencies	173
Realized Net Gain (Loss)	7,084
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions[2]	(4,880)
Investment Securities—Short Positions	(1,792)
Futures Contracts	(2,442)
Forward Currency Contracts	697
Foreign Currencies	(418)
Change in Unrealized Appreciation (Depreciation)	(8,835)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,190)
1	Dividends are net of foreign withholding taxes of $24,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $66,000, $12,000, and ($11,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	(439)	433
Realized Net Gain (Loss)	7,084	(72,780)
Change in Unrealized Appreciation (Depreciation)	(8,835)	(2,150)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,190)	(74,497)
Distributions
Total Distributions	(2,074)	(17,409)
Capital Share Transactions
Issued	31,827	318,091
Issued in Lieu of Cash Distributions	2,047	17,310
Redeemed	(198,840)	(234,534)
Net Increase (Decrease) from Capital Share Transactions	(164,966)	100,867
Total Increase (Decrease)	(169,230)	8,961
Net Assets
Beginning of Period	306,367	297,406
End of Period	137,137	306,367

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$17.15	$22.23	$20.41	$20.46	$21.28
Investment Operations
Net Investment Income (Loss)[1]	(.042)	.023	.252	.197	.153
Net Realized and Unrealized Gain (Loss) on Investments	.020	(3.835)	1.828	(.143)	(.139)
Total from Investment Operations	(.022)	(3.812)	2.080	.054	.014
Distributions
Dividends from Net Investment Income	(.128)	(.385)	(.260)	(.104)	(.093)
Distributions from Realized Capital Gains	—	(.883)	—	—	(.741)
Total Distributions	(.128)	(1.268)	(.260)	(.104)	(.834)
Net Asset Value, End of Period	$17.00	$17.15	$22.23	$20.41	$20.46
Total Return[2]	-0.12%	-18.17%	10.30%	0.27%	0.11%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$137	$306	$297	$320	$292
Ratio of Total Expenses to Average Net Assets
Based on Total Expenses[3,4]	1.28%	0.78%	0.79%[5]	0.66%[5]	0.79%
Net of Dividend and Borrowing Expense on Securities Sold Short	0.35%	0.34%	0.38%[5]	0.33%[5]	0.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.25)%	0.12%	1.18%	0.93%	0.75%
Portfolio Turnover Rate	166%	173%	157%	131%	125%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes dividend expense on securities sold short of 0.37%, 0.44%, 0.41%, 0.33% and 0.44%, respectively.
4	Includes borrowing expense on securities sold short of 0.56%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively.
5	The ratio of total expenses to average net assets for the periods ended 2019 and 2018, net of reduction from custody fee offset arrangement for total expenses and net of dividend and borrowing expense on securities sold short, was 0.74% and 0.33%, and 0.65% and 0.32%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Alternative Strategies Fund
Notes to Consolidated Financial Statements
Vanguard Alternative Strategies Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
The Consolidated Financial Statements include Vanguard ASF Portfolio ("the subsidiary"), which commenced operations on August 11, 2015. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2021, the fund held $14,945,000 in the subsidiary, representing 11% of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund gains exposure to commodities through the subsidiary’s investment in exchange-traded commodity futures contracts. The fund also uses interest rate futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The fund uses global equity index futures contracts to capture excess return opportunities. The primary risk associated with the use of futures contracts are imperfect correlation between changes in market values of the underlying securities or commodities and the prices of futures contracts, and the possibility of an illiquid market. In

Alternative Strategies Fund
addition, commodity futures trading is volatile, and even a small movement in market prices could cause large losses. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any assets pledged as initial margin for open contracts are noted in the Consolidated Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund average investments in long and short futures contracts represented 175% and 54% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

Alternative Strategies Fund
During the year ended October 31, 2021, the fund’s average investment in forward currency contracts represented 84% of net assets, based on the average of the notional amounts at each quarter-end during the period.
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities. Exchange-traded and centrally cleared derivatives are listed separately.
	Assets Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Bank of America, N.A.	—	(4)	(4)	—	—	—
BNP Paribas	32	(7)	25	—	—	25
Morgan Stanley Capital Services Inc.	406	(458)	(52)	—	60	—
Royal Bank of Canada	—	(151)	(151)	—	—	—
Standard Chartered Bank	200	(297)	(97)	—	—	—
State Street Bank & Trust Co.	43	(18)	25	—	—	25
Exchange-Traded Futures Contracts	—	(2,227)	(2,227)	8,820	—	—
Total	681	(3,162)	(2,481)	8,820	60	50
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2  Securities or other assets pledged as collateral are noted in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Schedule of Investments.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
5. Short Sales: Short sales are the sales of securities that the fund does not own. The fund sells a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. In the absence of a default, the collateral segregated by the fund cannot be repledged, resold or rehypothecated. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Consolidated Statement of Operations. Dividends on securities sold short are

Alternative Strategies Fund
reported as an expense in the Consolidated Statement of Operations. Cash collateral segregated for securities sold short is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Consolidated Schedule of Investments.
6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act ("FATCA") and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
7. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.

Alternative Strategies Fund
9. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.40% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $6,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.

Alternative Strategies Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	59,800	2,022	—	61,822
Temporary Cash Investments	60,610	—	—	60,610
Total	120,410	2,022	—	122,432
Liabilities
Common Stocks	14,614	—	—	14,614
Derivative Financial Instruments
Assets
Futures Contracts[1]	3,296	—	—	3,296
Forward Currency Contracts	—	681	—	681
Total	3,296	681	—	3,977
Liabilities
Futures Contracts[1]	3,794	—	—	3,794
Forward Currency Contracts	—	935	—	935
Total	3,794	935	—	4,729
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
D.	At October 31, 2021, the fair values of derivatives were reflected in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities as follows:

Consolidated Statement of Assets and Liabilities Caption	Equity Contracts ($000)	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	1,811	1,485	—	—	3,296
Unrealized Appreciation—Forward Currency Contracts	—	—	—	681	681
Total Assets	1,811	1,485	—	681	3,977

Unrealized Depreciation—Futures Contracts[1]	1,044	1,517	1,233	—	3,794
Unrealized Depreciation—Forward Currency Contracts	—	—	—	935	935
Total Liabilities	1,044	1,517	1,233	935	4,729
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Alternative Strategies Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2021, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Commodity Contracts ($000)	Interest Rate Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(1,905)	3,970	(1,388)	—	677
Forward Currency Contracts	—	—	—	5,051	5,051
Realized Net Gain (Loss) on Derivatives	(1,905)	3,970	(1,388)	5,051	5,728
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(820)	(922)	(700)	—	(2,442)
Forward Currency Contracts	—	—	—	697	697
Change in Unrealized Appreciation (Depreciation) on Derivatives	(820)	(922)	(700)	697	(1,745)
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and operations of the subsidiary were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the recognition of unrealized gain from constructive sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	2,291
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(44,036)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	7,429

Alternative Strategies Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	2,074	13,349
Long-Term Capital Gains	—	4,060
Total	2,074	17,409
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	113,961
Gross Unrealized Appreciation	24,597
Gross Unrealized Depreciation	(17,105)
Net Unrealized Appreciation (Depreciation)	7,492
F.	During the year ended October 31, 2021, the fund purchased $129,068,000 of investment securities and sold $215,186,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $36,733,000 and $75,570,000, respectively.
G.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2021 Shares (000)	2020 Shares (000)

Issued	1,865	16,660
Issued in Lieu of Cash Distributions	122	829
Redeemed	(11,786)	(13,003)
Net Increase (Decrease) in Shares Outstanding	(9,799)	4,486
At October 31, 2021, Vanguard Managed Allocation Fund, was the record or beneficial owner of 80% of the fund’s net assets. If this shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.
H.	Management has determined that no material events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Vanguard Alternative Strategies Fund and its subsidiary (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Alternative Strategies Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $2,074,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 55.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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Q12980 122021

Annual Report   |   October 31, 2021
Vanguard Commodity Strategy Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Consolidated Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard Commodity Strategy Fund returned 52.30%, besting its benchmark, the Bloomberg Commodity Total Return Index, which returned 43.94%.
•	The global economy continued to recover from the sharp pandemic-induced contraction in the spring of 2020. Swift and extensive fiscal and monetary support from policymakers was key to the rebound.
•	The environment for commodities was one of the most attractive in years because of limited supply and increased demand worldwide. West Texas Intermediate Crude and natural gas, both of which were hit hard by a sharp drop in demand in 2020, recovered strongly over the past 12 months. Safe-haven commodities, such as gold, lagged.
•	The fund outpaced its benchmark largely because of its collateral positions. It has a significant portion of short-term U.S. Treasury Inflation-Protected Securities, which outperformed Treasury bills. Positions in natural gas, soybeans, and live cattle also added value.
•	The fund uses derivatives to obtain its exposure to commodities. Its holdings of commodity index swaps contributed to total returns.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

Advisors’ Report
For the 12 months ended October 31, 2021, Vanguard Commodity Strategy Fund returned 52.30%. It outpaced its benchmark, the Bloomberg Commodity Total Return Index, which returned 43.94%.
Investment objective and strategy
The Commodity Strategy Fund is designed to serve investors as a potential hedge against inflation risk and as further diversification for a traditional stock/bond portfolio. It invests in commodity-linked derivative investments, such as commodity futures and swaps, collateralized by a mix of short-term U.S. Treasury Inflation-Protected Securities (TIPS) and U.S. Treasury bills. This blend of investments is expected to offer a controlled approach with the potential to enhance returns over time without taking on excessive risk.
The fund uses multiple strategies to enhance commodity returns, such as commodity curve positioning and over- and underweighting securities. It also takes advantage of roll schedules, a practice that involves rolling over commodity futures before or after the Bloomberg Commodity Total Return Index rolls shorter-term futures contracts into longer-term contracts.
Investment environment
The world economy’s recovery from the 2020 pandemic-induced contraction was quicker than many had expected. Countries that have been better at containing the virus have generally been more successful economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound.
Even amid concerns toward the end of the fiscal year about inflation and less accommodative monetary policy, stock returns were excellent. The FTSE All-World Index returned 37.59% for the period.
Bond yields moved higher in much of the developed world despite the worries about inflation and the prospect that some developed-market central banks might scale back their bond-buying programs or raise interest rates.
The environment for commodities was one of the most attractive in years because of limited supply and increased demand worldwide. West Texas Intermediate Crude and natural gas, both of which were hit hard by a sharp drop in demand in 2020, recovered strongly over the past 12 months. Safe-haven commodities such as gold lagged.

2

Successes and shortfalls
The fund benefited primarily from our collateral management. Well over half of our collateral is in short-term TIPS, which outperformed Treasuries and helped mitigate the rise in inflation near the end of the period. Our positions in natural gas, soybeans, and live cattle also added value. Our holdings in West Texas Intermediate Crude, Brent Crude, and copper detracted.
Although markets can be unpredictable, we are confident that our team of experienced managers and analysts can find opportunities to produce competitive returns without taking excessive risks.
Portfolio Managers:
Anatoly Shtekhman, CFA
Fei Xu, CFA
Vanguard Quantitative Equity Group
Joshua C. Barrickman, CFA, Principal
Vanguard Fixed Income Group
November 15, 2021
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Consolidated Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended October 31, 2021
Commodity Strategy Fund	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$1,178.40	$1.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.20	1.02
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
5

Commodity Strategy Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: June 25, 2019, Through October 31, 2021
Initial Investment of $50,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Since Inception (6/25/2019)	Final Value of a $50,000 Investment
Commodity Strategy Fund	52.30%	18.51%	$74,531
Bloomberg Commodity Index Total Return	43.94	12.27	65,628
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
6

Commodity Strategy Fund
Fund Allocation
As of October 31, 2021
U.S. Government Securities	100.0%
The table reflects the fund’s investments, except for short-term investments and derivatives. The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.
7

Commodity Strategy Fund
Consolidated Financial Statements
Consolidated Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (67.9%)
U.S. Government Securities (67.9%)
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	62,845	63,404
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/22	61,380	62,541
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	59,112	60,774
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	72,590	75,358
	United States Treasury Inflation Indexed Bonds	0.625%	4/15/23	61,775	64,931
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	70,197	74,277
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	66,969	71,678
	United States Treasury Inflation Indexed Bonds	0.500%	4/15/24	37,379	40,077
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/24	61,476	65,914
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/24	53,576	57,569
	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	58,004	62,581
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	39,209	45,108
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/25	44,184	47,609
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	61,398	67,260
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/25	53,428	58,061
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	52,220	57,850
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	27,534	32,189
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	45,029	49,040
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	51,120	56,033
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/26	30,129	33,024
Total U.S. Government and Agency Obligations (Cost $1,130,304)					1,145,278
				Shares
Temporary Cash Investments (33.2%)
Money Market Fund (12.4%)
[1]	Vanguard Market Liquidity Fund	0.070%		2,090,636	209,064
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (20.8%)
[2]	United States Cash Management Bill	0.045%	1/25/22	21,000	20,997
[2,3]	United States Treasury Bill	0.044%	11/12/21	25,000	25,000
[2]	United States Treasury Bill	0.005%	11/16/21	50,000	49,999
[2]	United States Treasury Bill	0.010%	11/18/21	30,000	29,999
8

Commodity Strategy Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	United States Treasury Bill	0.020%	11/23/21	30,000	29,999
[2,3]	United States Treasury Bill	0.020%	11/26/21	50,000	49,998
[2]	United States Treasury Bill	0.054%	11/30/21	25,000	24,999
[2,3]	United States Treasury Bill	0.019%–0.044%	12/2/21	46,000	45,998
[2]	United States Treasury Bill	0.043%	1/20/22	30,000	29,996
[2]	United States Treasury Bill	0.041%	1/27/22	30,000	29,996
[2]	United States Treasury Bill	0.047%	2/3/22	12,900	12,898
					349,879
Total Temporary Cash Investments (Cost $558,940)					558,943
Total Investments (101.1%) (Cost $1,689,244)					1,704,221
Other Assets and Liabilities—Net (-1.1%)					(18,695)
Net Assets (100%)					1,685,526
Cost is in $000.
•	See Note A in Notes to Consolidated Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.
3	Securities with a value of $11,765,000 have been segregated as collateral for open over-the-counter swap contracts.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	11/12/21	MLI	230,000	(0.060)	1,374	(164)
Bloomberg Commodity Index[2]	11/22/21	BARC	55,000	(0.100)	—	(1,291)
Bloomberg Commodity Index 2 Month Forward[2]	11/22/21	BARC	160,000	(0.110)	—	(3,707)
Bloomberg Commodity Index 3 Month Forward[2]	11/22/21	GSI	15,000	(0.120)	—	(350)
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	11/12/21	MLI	295,000	(0.110)	934	(745)
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	11/12/21	MLI	15,000	(0.140)	59	—
BofA Merrill Lynch MLBXAKSV Excess Return Index[2,3]	11/12/21	MLI	120,000	(0.170)	1,300	—
Credit Suisse Custom 34 - 01E Forward Excess Return[2,3]	11/22/21	CSFBI	395,000	(0.160)	—	(8,390)
9

Commodity Strategy Fund
Over-the-Counter Total Return Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	11/22/21	GSI	395,000	(0.120)	—	(8,082)
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	11/22/21	GSI	45,000	(0.120)	—	(755)
					3,667	(23,484)
1	Based on 1M USD London Interbank Offered Rate (LIBOR) as of the most recent payment date. Floating interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com
1M—1-month.
BARC—Barclays Bank plc.
CSFBI—Credit Suisse.
GSI—Goldman Sachs International.
MLI—Merrill Lynch International.
At October 31, 2021, the counterparties had deposited in segregated accounts cash of $7,670,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
10

Commodity Strategy Fund
Consolidated Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,480,190)	1,495,157
Affiliated Issuers (Cost $209,054)	209,064
Total Investments in Securities	1,704,221
Investment in Vanguard	53
Cash Collateral Pledged—Over-the-Counter Swap Contracts	3,110
Receivables for Investment Securities Sold	32,806
Receivables for Accrued Income	1,018
Receivables for Capital Shares Issued	3,100
Unrealized Appreciation—Over-the-Counter Swap Contracts	3,667
Total Assets	1,747,975
Liabilities
Due to Custodian	2,929
Payables for Investment Securities Purchased	33,066
Payables for Capital Shares Redeemed	2,803
Payables to Vanguard	167
Unrealized Depreciation—Over-the-Counter Swap Contracts	23,484
Total Liabilities	62,449
Net Assets	1,685,526
At October 31, 2021, net assets consisted of:

Paid-in Capital	1,289,116
Total Distributable Earnings (Loss)	396,410
Net Assets	1,685,526

Net Assets
Applicable to 45,744,402 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,685,526
Net Asset Value Per Share	$36.85

See accompanying Notes, which are an integral part of the Financial Statements.
11

Commodity Strategy Fund
Consolidated Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Interest[1]	31,046
Total Income	31,046
Expenses
The Vanguard Group—Note B
Investment Advisory Services	188
Management and Administrative	1,822
Marketing and Distribution	35
Custodian Fees	10
Auditing Fees	47
Shareholders’ Reports	9
Trustees’ Fees and Expenses—Note B	9
Total Expenses	2,120
Net Investment Income	28,926
Realized Net Gain (Loss)
Investment Securities Sold[1]	(191)
Swap Contracts	364,416
Realized Net Gain (Loss)	364,225
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	10,197
Swap Contracts	(10,869)
Change in Unrealized Appreciation (Depreciation)	(672)
Net Increase (Decrease) in Net Assets Resulting from Operations	392,479
1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $87,000, less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
12

Commodity Strategy Fund
Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	28,926	3,256
Realized Net Gain (Loss)	364,225	2,360
Change in Unrealized Appreciation (Depreciation)	(672)	(3,292)
Net Increase (Decrease) in Net Assets Resulting from Operations	392,479	2,324
Distributions
Total Distributions	(2,526)	(1,458)
Capital Share Transactions
Issued	1,233,852	310,858
Issued in Lieu of Cash Distributions	2,099	1,346
Redeemed	(313,092)	(147,645)
Net Increase (Decrease) from Capital Share Transactions	922,859	164,559
Total Increase (Decrease)	1,312,812	165,425
Net Assets
Beginning of Period	372,714	207,289
End of Period	1,685,526	372,714

See accompanying Notes, which are an integral part of the Financial Statements.
13

Commodity Strategy Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,		June 25, 2019[1] to October 31, 2019
	2021	2020
Net Asset Value, Beginning of Period	$24.32	$24.83	$25.00
Investment Operations
Net Investment Income[2]	.890	.265	.143
Net Realized and Unrealized Gain (Loss) on Investments	11.774	(.620)	(.313)
Total from Investment Operations	12.664	(.355)	(.170)
Distributions
Dividends from Net Investment Income	(.134)	(.155)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.134)	(.155)	—
Net Asset Value, End of Period	$36.85	$24.32	$24.83
Total Return[3]	52.30%	-1.45%	-0.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,686	$373	$207
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.79%	1.15%	1.65%[4]
Portfolio Turnover Rate	15%	38%	7%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Commodity Strategy Fund
Notes to Consolidated Financial Statements
Vanguard Commodity Strategy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
The Consolidated Financial Statements include Vanguard CSF Portfolio (“the subsidiary”), which commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund’s investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2021, the fund held $330,226,000 in the subsidiary, representing 20% of the fund’s net assets. All inter-fund transactions and balances (including the fund’s investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
2. Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the subsidiary invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting
15

Commodity Strategy Fund
arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2021, the fund’s average amounts of investments in total return swaps represented 101% of net assets, based on the average of notional amounts at each quarter-end during the period.
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities.
	Assets Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Barclays Bank plc	—	(4,998)	(4,998)	3,110	—	—
Credit Suisse	—	(8,390)	(8,390)	5,775	—	—
Goldman Sachs International	—	(9,187)	(9,187)	5,990	—	—
Merrill Lynch International	3,667	(909)	2,758	—	7,670	—
Total	3,667	(23,484)	(19,817)	14,875	7,670	—
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2  Securities or other assets pledged as collateral are noted in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Schedule of Investments.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act ("FATCA") and thus will not be subject to 30% withholding under
16

Commodity Strategy Fund
FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
17

Commodity Strategy Fund
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.10% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $53,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,145,278	—	1,145,278
Temporary Cash Investments	209,064	349,879	—	558,943
Total	209,064	1,495,157	—	1,704,221
Derivative Financial Instruments
Assets
Swap Contracts	—	3,667	—	3,667
Liabilities
Swap Contracts	—	23,484	—	23,484
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Commodity Strategy Fund
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for operations of the subsidiary were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the treatment of deflation and amortization adjustments from certain fixed income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	382,251
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(560)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	14,719
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	2,526	1,458
Long-Term Capital Gains	—	—
Total	2,526	1,458
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,689,502
Gross Unrealized Appreciation	15,681
Gross Unrealized Depreciation	(962)
Net Unrealized Appreciation (Depreciation)	14,719
E.	During the year ended October 31, 2021, the fund purchased $887,871,000 of investment securities and sold $102,093,000 of investment securities, other than temporary cash investments.
19

Commodity Strategy Fund
F.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2021 Shares (000)	2020 Shares (000)

Issued	40,091	13,549
Issued in Lieu of Cash Distributions	81	53
Redeemed	(9,752)	(6,625)
Net Increase (Decrease) in Shares Outstanding	30,420	6,977
G.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Vanguard Commodity Strategy Fund and its subsidiary (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the two years in the period ended October 31, 2021 and for the period June 25, 2019 (inception) through October 31, 2019 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the two years in the period ended October 31, 2021 and for the period June 25, 2019 (inception) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
21

Special 2021 tax information (unaudited) for Vanguard Commodity Strategy Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100%.
22

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q5170 122021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)           Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2021: $192,000
Fiscal Year Ended October 31, 2020: $191,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2021: $11,244,694
Fiscal Year Ended October 31, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)           Audit-Related Fees.

Fiscal Year Ended October 31, 2021: $2,955,181
Fiscal Year Ended October 31, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)           Tax Fees.

Fiscal Year Ended October 31, 2021: $2,047,574
Fiscal Year Ended October 31, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)           All Other Fees.

Fiscal Year Ended October 31, 2021: $280,000
Fiscal Year Ended October 31, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2021: $2,327,574
Fiscal Year Ended October 31, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 20, 2021

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 20, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.